Exhibit 10.55

Deed of Amendment

CONFORMED COPY

8 January 2009

CALYON S.A., LONDON BRANCH

(in its capacity as Administrative Agent, as Arranger,

as Funding Agent, as Lender, as Security Agent,

as Calculation Agent and as Alternative Funding Provider)

UK RELOCATION RECEIVABLES FUNDING LIMITED

(in its capacity as Purchaser)

REALOGY CORPORATION

(in its capacity as Parent)

CARTUS LIMITED

(in its capacity as Servicer and as Seller)

CARTUS SERVICES LIMITED

(in its capacity as Seller)

CARTUS FUNDING LIMITED

(in its capacity as Seller)

DEED OF AMENDMENT

Freshfields Bruckhaus Deringer LLP

65 Fleet Street

London EC4Y 1HS

Deed of Amendment

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Deed of Amendment

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THIS DEED OF AMENDMENT (this Deed) is executed as a deed on 8 January 2009

BETWEEN:

(1)	CALYON S.A., LONDON BRANCH (in its capacity as Administrative Agent);

(2)	CALYON S.A., LONDON BRANCH (in its capacity as Arranger);

(3)	CALYON S.A., LONDON BRANCH (in its capacity as Funding Agent);

(4)	CALYON S.A., LONDON BRANCH (in its capacity as Lender);

(5)	CALYON S.A., LONDON BRANCH (in its capacity as Security Agent);

(6)	CALYON S.A., LONDON BRANCH (in its capacity as Calculation Agent);

(7)	CALYON S.A., LONDON BRANCH (in its capacity as Alternative Funding Provider);

(8)	UK RELOCATION RECEIVABLES FUNDING LIMITED (in its capacity as Purchaser);

(9)	REALOGY CORPORATION (in its capacity as Parent);

(10)	CARTUS LIMITED (in its capacity as Servicer);

(11)	CARTUS LIMITED (in its capacity as Seller);

(12)	CARTUS SERVICES LIMITED (in its capacity as Seller); and

(13)	CARTUS FUNDING LIMITED (in its capacity as Seller and, together with Cartus Limited and Cartus Services Limited, the Sellers).

BACKGROUND:

The parties to this Deed have agreed to make certain amendments to:

(A)	the Master Schedule of Definitions, Interpretation and Construction; and

(B)	the Receivables Transfer Agreement.

NOW THIS DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1. DEFINITIONS AND INTERPRETATION

Incorporation of Definitions

1.1 This Deed shall have expressly and specifically incorporated into it the terms defined in the master schedule of definitions, interpretation and construction entered into between, among others, the parties to this Deed and originally dated 4 April 2007, as amended from time to time and as at the date hereof (and as further amended, supplemented or varied from time to time) (the Master Schedule of Definitions,

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Interpretation and Construction) as though the same were set out in full in this Deed. Except where the context otherwise requires, and save where otherwise defined in this Deed, the terms defined in the Master Schedule of Definitions, Interpretation and Construction shall have the same meanings where used in this Deed.

Incorporation of Principles of Interpretation and Construction

1.2 This Deed shall have expressly and specifically incorporated into it the principles of interpretation and construction set out in the Master Schedule of Definitions, Interpretation and Construction as though they were set out in full in this Deed. In the event of any conflict between the provisions of this Deed and the principles of interpretation and construction, the provisions of this Deed shall prevail.

2. CONDITIONS PRECEDENT

2.1 The effectiveness of this Deed shall be subject to the following documentary conditions having been delivered to the Funding Agent in a form acceptable to the Funding Agent:

(a)	a legal opinion of Orrick, Herrington & Sutcliffe LLP, in its capacity as counsel to each Seller Party and the Purchaser, covering such matters (without limitation) as corporate capacity, authority of, and due execution by, the Seller Parties and the Purchaser and that no insolvency step has been taken in respect of any one of them; and

(b)	a legal opinion of in-house counsel to the Parent, covering such matters (without limitation) as corporate capacity and authority of the Parent.

3. AMENDMENTS

Amendments to the Master Schedule of Definitions, Interpretation and Construction

3.1 Each of the parties to the Master Schedule of Definitions, Interpretation and Construction agrees that, with effect from the date hereof, the Master Schedule of Definitions, Interpretation and Construction shall be amended so that, following amendment, it will be in the form which would result from the incorporation of all of the underlined text and the deletion of all of the struck-out text shown in the relevant pages of the Master Schedule of Definitions, Interpretation and Construction attached as Schedule 1 (Master Schedule of Definitions, Interpretation and Construction).

3.2 Each of the parties to the Master Schedule of Definitions, Interpretation and Construction agrees, upon the request in writing by any other party to the Master Schedule of Definitions, Interpretation and Construction, to execute a version of the Master Schedule of Definitions, Interpretation and Construction incorporating the amendments set out in Schedule 1 (Master Schedule of Definitions, Interpretation and Construction) to further evidence the amendments effected by Clause 3.1.

Amendments to the Receivables Transfer Agreement

3.3 Each of the parties to the Receivables Transfer Agreement agrees that, with effect from the date hereof, the Receivables Transfer Agreement shall be amended so that, following amendment, it will be in the form which would result from the

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incorporation of all of the underlined text and the deletion of all of the struck-out text shown in the relevant pages of the Receivables Transfer Agreement attached as Schedule 2 (Receivables Transfer Agreement).

3.4 Each of the parties to the Receivables Transfer Agreement agrees, upon the request in writing by any other party to the Receivables Transfer Agreement, to execute a version of the Receivables Transfer Agreement incorporating the amendments set out in Schedule 2 (Receivables Transfer Agreement) to further evidence the amendments effected by Clause 3.3.

4. REPRESENTATION BY EACH SELLER

Each Seller hereby represents that the information that it has provided to the Administrative Agent on or prior to 8 January 2009 in respect of Relocation Management Agreements that have been terminated or amended prior to 8 January 2009 is true and accurate and, in reliance on such representation, each of the Administrative Agent, the Funding Agent, the Security Agent and the Purchaser acknowledges its agreement to the termination or amendment of each Relocation Management Agreement which has been terminated or amended prior to 8 January 2009 for the purpose of converting Obligors under such Relocation Management Agreements to Self Funding in accordance with Clause 4.5 of the Receivables Transfer Agreement.

5. RELEASE FROM SECURITY

The Funding Agent agrees that, upon satisfaction of the condition referred to in Clause 4.5(c) of the Receivables Transfer Agreement:

(a)	there shall be released from the security created by the Purchaser, under the Security Documents, the property referred to in Clause 4.5(c)(i) of the Receivables Transfer Agreement; and

(b)	there shall be released from the security created by the relevant Seller, under the Seller Security Documents, the properties to which the Associated GSA Receivables relate.

6. CONFIRMATION

The parties to this Deed confirm that the Transaction Documents remain in full force and effect in accordance with their provisions on the date of this Deed, as amended by this Deed, and references to the Master Schedule of Definitions, Interpretation and Construction and the Receivables Transfer Agreement will be construed as references to the Master Schedule of Definitions, Interpretation and Construction and the Receivables Transfer Agreement as amended by this Deed.

7. FURTHER ASSURANCE

The parties to this Deed agree that they will co-operate fully to do all such further acts and things and execute or sign any further documents, instruments, notices or consents as may be reasonable and necessary or desirable to give full effect to the arrangements contemplated by this Deed.

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8. COUNTERPARTS

This Deed may be executed in any number of counterparts, including facsimile counterparts, each of which shall be deemed an original. Such counterparts together shall constitute one and the same instrument.

9. THIRD PARTY RIGHTS

A person who is not a party to this Deed shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999.

10. CONFIDENTIALITY

Each party to this Deed agrees that it will not disclose the contents of this Deed or any other proprietary or confidential information of or with respect to another party except:

(a)	to its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognised statistical rating organisation, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information;

(b)	as otherwise required by applicable Law or order of a court of competent jurisdiction; or

(c)	if the Parent, acting reasonably, determines that the Purchaser is required by, or pursuant to, The United States Securities Exchange Act 1934 to disclose any of the same.

11. GOVERNING LAW AND JURISDICTION

Governing Law

11.1 This Deed and any non-contractual obligations arising out of or in relation to this Deed are governed by English law.

Jurisdiction

11.2 The English courts shall have exclusive jurisdiction in relation to all disputes arising out of or in connection with this Deed (including claims for set-off and counterclaims), including, without limitation, disputes arising out of or in connection with: (i) the creation, validity, effect, interpretation, performance or non-performance of, or the legal relationships established by, this Deed; and (ii) any non-contractual obligations arising out of or in connection with this Deed. For such purposes each party irrevocably submits to the jurisdiction of the English courts and waives any objection to the exercise of such jurisdiction.

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IN WITNESS of which this Deed has been executed and delivered as a deed by each of the parties hereto and entered into the day and year first above written.

Administrative Agent

EXECUTED as a DEED by	)	NATHALIE ESNAULT
CALYON S.A., LONDON BRANCH	)
acting by	)	GILES BARNES
and	)

in the presence of:
Signature of Witness:		SAU-LING FOONG

Name of Witness:		Sau-Ling Foong
Address of Witness:		5 Appold Street
London EC2A 2DA

Arranger

EXECUTED as a DEED by	)	NATHALIE ESNAULT
CALYON S.A., LONDON BRANCH	)
acting by	)	GILES BARNES
and	)

in the presence of:
Signature of Witness:		SAU-LING FOONG

Name of Witness:		Sau-Ling Foong
Address of Witness:		5 Appold Street
London EC2A 2DA

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Funding Agent

EXECUTED as a DEED by	)	NATHALIE ESNAULT
CALYON S.A., LONDON BRANCH	)
acting by	)	GILES BARNES
and	)

in the presence of:
Signature of Witness:		SAU-LING FOONG

Name of Witness:		Sau-Ling Foong
Address of Witness:		5 Appold Street
London EC2A 2DA
Lender

EXECUTED as a DEED by	)	NATHALIE ESNAULT
CALYON S.A., LONDON BRANCH	)
acting by	)	GILES BARNES
and	)

in the presence of:
Signature of Witness:		SAU-LING FOONG

Name of Witness:		Sau-Ling Foong
Address of Witness:		5 Appold Street
London EC2A 2DA
Calculation Agent

EXECUTED as a DEED by	)	NATHALIE ESNAULT
CALYON S.A., LONDON BRANCH	)
acting by	)	GILES BARNES
and	)

in the presence of:
Signature of Witness:		SAU-LING FOONG

Name of Witness:		Sau-Ling Foong
Address of Witness:		5 Appold Street
London EC2A 2DA

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Alternative Funding Provider

EXECUTED as a DEED by	)	NATHALIE ESNAULT
CALYON S.A., LONDON BRANCH	)
acting by	)	GILES BARNES
and	)

in the presence of:
Signature of Witness:		SAU-LING FOONG

Name of Witness:		Sau-Ling Foong
Address of Witness:		5 Appold Street
London EC2A 2DA
Security Agent

EXECUTED as a DEED by	)	NATHALIE ESNAULT
CALYON S.A., LONDON BRANCH	)
acting by	)	GILES BARNES
and	)

in the presence of:
Signature of Witness:		SAU-LING FOONG

Name of Witness:		Sau-Ling Foong
Address of Witness:		5 Appold Street
London EC2A 2DA

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Purchaser

EXECUTED as a DEED by	)	DEBRA PARSALL
UK RELOCATION RECEIVABLES	)	per pro SFM Directors Limited
FUNDING LIMITED	)
acting by	)	J-P NOWACKI
and	)	per pro SFM Directors (No.2)
Limited

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Parent

EXECUTED as a DEED by	)	ANTHONY E. HULL
REALOGY CORPORATION	)
a company organised and existing under the	)
laws of the State of Delaware,	)
by	)
and	)
being persons who, in accordance with the	)
laws of that territory, are acting under the	)
authority of the company	)

in the presence of:
Signature of Witness:		DAVID SANDOMENICO

Name of Witness:		David Sandomenico
Address of Witness:		Realogy Corporation
1 Campus Drive
Parsippany, NJ 07054

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Servicer

EXECUTED as a DEED by	)	RICHARD TUCKER
CARTUS LIMITED	)
acting by	)
and	)

in the presence of:
Signature of Witness:		KATE MILES

Name of Witness:		Kate Miles
Address of Witness:		Frankland Road
Blagrove
Swindon SN5 8RS

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Sellers

EXECUTED as a DEED by	)	RICHARD TUCKER
CARTUS LIMITED	)
acting by	)
and	)

in the presence of:
Signature of Witness:		KATE MILES

Name of Witness:		Kate Miles
Address of Witness:		Frankland Road
Blagrove
Swindon SN5 8RS

EXECUTED as a DEED by	)	RICHARD TUCKER
CARTUS SERVICES LIMITED	)
acting by	)
and	)

in the presence of:
Signature of Witness:		KATE MILES

Name of Witness:		Kate Miles
Address of Witness:		Frankland Road
Blagrove
Swindon SN5 8RS

EXECUTED as a DEED by	)	RICHARD TUCKER
CARTUS FUNDING LIMITED	)
acting by	)
and	)

in the presence of:
Signature of Witness:		KATE MILES

Name of Witness:		Kate Miles
Address of Witness:		Frankland Road
Blagrove
Swindon SN5 8RS

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SCHEDULE 1

MASTER SCHEDULE OF DEFINITIONS, INTERPRETATION AND

CONSTRUCTION

Amended and restated Schedule of Definitions

Dated 4 April 2007

and amended and restated on 8 January 2009

UK RELOCATION RECEIVABLES FUNDING LIMITED

(as Purchaser)

CALYON S.A., LONDON BRANCH

(as Lender)

CALYON S.A., LONDON BRANCH

(as Funding Agent, Administrative Agent, Calculation Agent, Alternative Funding

Provider and Arranger)

CALYON S.A., LONDON BRANCH

(as Security Agent)

CARTUS LIMITED

(as Servicer)

REALOGY CORPORATION

(as Parent)

THE PERSONS PARTY HERETO AS SELLERS

MASTER SCHEDULE OF DEFINITIONS,

INTERPRETATION AND CONSTRUCTION

I

Amended and restated Schedule of Definitions

CONTENTS

		PAGE
CLAUSE
1.	SCHEDULE DOCUMENTS	1
	SCHEDULE 1 ADDRESS AND PAYMENT INFORMATION	47
	SCHEDULE 2 EXTRACTS FROM LAPA	50

I

Amended and restated Schedule of Definitions

THIS MASTER SCHEDULE OF DEFINITIONS, INTERPRETATION AND CONSTRUCTION is dated 4 April 2007 and amended and restated on 8 January 2009 and made between:

(1)	the parties whose signatures appear on the signature pages of this Master Schedule of Definitions, Interpretations and Constructions (the Schedule of Definitions); and

(2)	certain other parties that become party to one or more of the Transaction Documents.

IT IS AGREED as follows:

1. SCHEDULE DOCUMENTS

1.1 Capitalised terms used in each of the following documents (the Schedule Documents) shall, unless otherwise defined in those documents or where the context requires a different meaning, have the meanings provided in this Schedule of Definitions:

(a)	the Receivables Funding Agreement;

(b)	the Servicing Agreement;

(c)	the Parent Undertaking Agreement;

(d)	the Receivables Transfer Agreement;

(e)	the Security Agreement;

(f)	the Mandate Letter; and

(g)	each other Transaction Document and each other instrument, document and other agreement from time to time executed in connection with the above.

Certain Defined Terms

1.2 Except where the context otherwise requires, the following terms used in the Schedule Documents have the following meanings:

Adjusted Eligible Billed and Unbilled Receivables Balance means, as of each Monthly Reporting Date, an amount equal to (i) the Eligible Billed and Unbilled Receivables Balance less (ii) the Unpaid Balance of all Billed Receivables that were Eligible Receivables at the time of their Transfer pursuant to the Receivables Transfer Agreement but have thereafter become Defaulted Receivables.

Adjusted Eligible Billed Receivables Balance means, as of each Monthly Reporting Date, an amount equal to (i) the Eligible Billed Receivables Balance less (ii) the Unpaid Balance of all Billed Receivables that were Eligible Receivables at the time of their Transfer pursuant to the Receivables Transfer Agreement but have thereafter become Defaulted Receivables.

Amended and restated Schedule of Definitions

Adjusted Eligible Receivables Balance means, as of each Monthly Reporting Date, an amount equal to:

A – (B + C)

where:

A is the Eligible Receivables Balance;

B is the Unpaid Balance of all Receivables that were Eligible Receivables at the time of their Transfer pursuant to the Receivables Transfer Agreement but have thereafter become Defaulted Receivables; and

C is the aggregate of all Employer Advances.

Administrative Agent means Calyon S.A., London Branch, in its capacity as general administrator of the Lender, and each of its successors and assigns.

Advance is defined in Clause 2.1 (Advance Facility and Commitments) of the Receivables Funding Agreement.

Advance Purchase Price has the meaning given to it in Clause 3.4 (Payment of Advance Purchase Price) of the Receivables Transfer Agreement.

Adverse Claim means a lien, security interest, charge or encumbrance (including any lien by attachment, retention of title and any form of extended retention of title), or other right or claim in, of or on any Person’s assets or properties in favour of any other Person.

Affected Assets means, collectively and to the extent applicable:

(a)	the Receivables;

(b)	all right, title and interest in, to and under the Contracts with respect to, and all other agreements relating to or evidencing, the Receivables;

(c)	all Related Security;

(d)	the relevant Seller’s beneficial interest in the trust of the sale proceeds of each Residential Property declared by the relevant Employee;

(e)	all rights and remedies of the Purchaser under the Receivables Transfer Agreement;

(f)	all financing statements, charges or other similar documents or instruments filed or otherwise recorded by or on behalf of the Purchaser against any Seller;

(g)	all of the Purchaser’s rights and interests (if any) in and to the accounts of the Sellers into which the Collections are received; and

Amended and restated Schedule of Definitions

(h)	all proceeds of the above.

Affiliate means as to any Person, any other Person which, directly or indirectly, owns, is in control of, is controlled by, or is under common control with, such Person, in each case whether beneficially, or as a trustee, guardian or other fiduciary. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

Aggregate Unpaids means, at any time, an amount equal to the sum of:

(a)	the aggregate unpaid Interest and, following the Conduit Funding Date discount in respect of the Notes accrued and to accrue with respect to all Relevant Periods at such time;

(b)	the Net Funding at such time;

(c)	all other amounts owed (whether or not then due and payable) under each of the Transaction Documents by the Purchaser and/or any Seller Party to the Funding Agent, the Administrative Agent, the Lender or the Indemnified Parties at such time.

Alternative Funding Provider means Calyon S.A., London Branch, and each of its successors and assigns in its capacity as alternative funding provider under the Note Issuance Facility Agreement.

Amendment Agreements means the documents set out in Schedule 1 (December 2007 Amendment Documents) to the Deed of Novation and Amendment.

Arranger means Calyon S.A., London Branch, and each of its successors and assigns.

Asset Interest means the right, title and interest of the Lender in and to the Affected Assets, the security created over the Affected Assets pursuant to the Security Agreement and otherwise in, to and under the Receivables Funding Agreement and the other Transaction Documents.

Assignable Receivable means any Receivable other than an Excluded Receivable in relation to which the applicable Contract does not contain any prohibition or restriction on assignment that has not been complied with or waived.

Associated GSA Receivable has the meaning given to it in Clause 4.5(c) (Termination or amendment of Relocation Management Agreements) of the Receivables Transfer Agreement.

Audit Expenses means the fees and expenses (together with any value added taxes or similar Taxes payable in respect thereof) payable by the Purchaser to its auditors in connection with the annual audit of the Purchaser’s financial statements and any other activities carried out by the auditors in relation to the Purchaser or its assets and liabilities which have been approved in writing by the Funding Agent.

Amended and restated Schedule of Definitions

Auditors means the auditors for the time being of the Purchaser.

Average Loss Ratio means, as of any Calculation Date, the fraction expressed as a percentage obtained by dividing (a) the aggregate of the Loss Ratio calculated as at that Calculation Date and the preceding two Calculation Dates by (b) three.

Average Time in Inventory means, on any Calculation Date, the amount calculated as:

A
B

where:

A is the aggregate of the products, calculated in respect of each of the Residential Properties then beneficially owned by the Sellers from which Eligible GSA Receivables arise, of (a) the Time in Inventory for each such Residential Property and (b) the Unpaid Balance of the Eligible GSA Receivable in respect of that Residential Property, as reported in the most recent Monthly Servicer Report; and

B is the aggregate of the Unpaid Balances of all Eligible GSA Receivables, as reported in the most recent Monthly Servicer Report.

Back-up Servicer Reserve Amount means £500,000.

Back-up Servicer Reserve Rate means the ratio (expressed as a percentage) calculated by dividing (a) the Back-up Servicer Reserve Amount by (b) the Dynamic Enhancement Receivables Base.

Bank Account Management Fee means the fixed annual fee of £180 (together with any value added taxes or similar Taxes payable in respect thereof) payable by the Purchaser to Barclays Bank Plc or any other bank with which the Purchaser Accounts are held in accordance with the Servicing Agreement on a monthly basis in twelve payments of £15 payable in arrears on each Monthly Settlement Date.

Beneficiary means the Purchaser in its capacity as beneficiary under the Transaction Trusts and the trusts declared under Clause 2.6(b)(i) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement and Clause 3.1(b) (Purchase Price) of the Servicing Agreement.

Beneficiary Entitlement shall have the meaning given to it in Clause 2.6(a)(i) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement.

Billed and Unbilled Receivables means the Billed Receivables and the Unbilled Receivables.

Billed and Unbilled Receivables Ongoing Costs Percentage means, as at any Calculation Date:

(A × 2 × B)
365

Amended and restated Schedule of Definitions

where:

A = the Stressed Fixed Margin; and

B = the Billed Receivables DSO disclosed in the Monthly Servicer Report delivered on the Monthly Reporting Date immediately preceding that Calculation Date.

Billed and Unbilled Receivables Ongoing Costs Reserve means the amount calculated as of each Calculation Date as:

(A × B)	–	C

where:

A = the Eligible Billed and Unbilled Receivables Balance;

B = the Billed and Unbilled Receivables Ongoing Costs Percentage; and

C =	D × E	× F
365

where:

D = the Fixed Margin;

E = the Billed Receivables DSO; and

F = the aggregate of (a) the invoiced amount of all Billed Receivables which arose during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date and (b) the newly originated Unbilled Receivables which arose during that Monthly Reporting Period.

Billed Receivables means any Receivable of any Seller, other than a GSA Receivable, arising under a Contract that has been billed to the relevant Obligor.

Billed Receivables DSO means an amount disclosed as at each Monthly Reporting Date in the Monthly Servicer Report delivered on that date.

Borrowing Request means each request substantially in the form of Schedule 2 (Form of Borrowing Request) to the Receivables Funding Agreement.

BTM means Bank of Tokyo-Mitsubishi, UFJ Limited.

BTM Facility means the Facility provided to the Purchaser by BTM and Albion Capital Corporation S.A. and under a Funding Agreement dated September 2005.

Amended and restated Schedule of Definitions

Business Day means:

(a)	in respect of a Reporting Date, any day excluding Saturday, Sunday and any day on which banks in London, England are authorised or required by law to close; and

(b)	in respect of a Calculation Date or a Settlement Date, any day excluding Saturday, Sunday and any day on which banks in London, New York and Paris are authorised or required by law to close.

Calculation Agent means Calyon S.A., London Branch, acting as calculation agent for the Purchaser and which will, among other things, for each Monthly Reporting Period, determine the maximum amount of the Advances to be made or which may remain outstanding based on the most recent Servicer Report provided by the Servicer.

Calculation Agent Fee means a fixed annual fee of £35,000 payable by the Purchaser to the Calculation Agent on a monthly basis in twelve payments of £2,917 payable in arrears on each Monthly Settlement Date.

Calculation Date means:

(a)	no later than 12 noon Paris time on the second Business Day following each Monthly Reporting Date; or

(b)	any other day as the Servicer, the Purchaser and the Funding Agent may from time to time mutually agree,

provided that the initial Calculation Date shall occur on 23 April 2007.

Calculation Period means the same as Reporting Period.

Category 1 Non-Assignable Receivables means those Receivables other than Excluded Receivables where the Contract under which they arise contains a restriction on assignment of the Receivable but no broader restriction on the transfer, disposal or other dealing in the Receivables or the rights of the relevant Seller under the Contract, which has not been complied with or waived.

Category 2 Non-Assignable Receivables means those Receivables other than Excluded Receivables where the Contract under which they arise contains a restriction on the transfer, disposal or other dealing in the Receivables or the rights of the relevant Seller under the Contract which is broader than a simple restriction on assignment, which has not been complied with or waived.

Change of Control means, with respect to:

(a)	the Purchaser, the failure of SFM Corporate Services Limited to own, free and clear of any Adverse Claim and on a fully diluted basis, 100% of the outstanding shares of voting stock of the Purchaser;

(b)	any Seller, the failure of the Parent to own, directly or indirectly, free and clear of any Adverse Claim and on a fully diluted basis, at least 100% of the

Amended and restated Schedule of Definitions

outstanding shares of voting stock of each Seller, provided that the creation of security over the shares in Cartus Holdings Limited by its immediate parent company shall be deemed not to constitute a Change of Control, without prejudice to any Change of Control which may arise on the enforcement of that security.

CL means Cartus Limited, a company incorporated under the law of England and Wales.

Closing Date means 4 April 2007.

Collection Account means, in respect of each Seller, the accounts specified in relation to it in Schedule 2 (The Collection Accounts) to the Receivables Transfer Agreement, provided that by 15 January 2008, such accounts shall no longer be held with National Westminster Bank Plc and shall instead be held with Barclays Bank Plc, and any other accounts designated as such with the written consent of the Funding Agent.

Collection Account Trust Property has the meaning given to it in Clause 2.6(a) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement.

Collections means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including all finance or similar charges, if any, cash proceeds of Related Security, all Dilution Amounts, Warranty Amounts, amounts referred to in Clause 4.2(e) (Dilution; breach of warranty; Employer Advances) of the Receivables Transfer Agreement and any amounts payable pursuant to Clause 4.4 (Repurchase under certain circumstances) (or any corresponding Clause) of the Receivables Transfer Agreement.

Commitment means, with respect to the Lender (i) the commitment of the Lender to make Advances in accordance with the Receivables Funding Agreement such that after giving effect to any such Advances or (ii) following the Conduit Funding Date, the commitment of the Conduit Assignee to subscribe for Notes in accordance with the Note Issuance Facility Agreement such that after giving effect to the issue of any Notes, the portion of the Net Funding funded by the Lender will not exceed the Facility Limit.

Commitment Fee has the meaning given to it in Clause 3.11 (Commitment Fee) of the Receivables Transfer Agreement.

Conduit Assignee means any commercial paper conduit administered by the Administrative Agent or any of its Affiliates and whose commercial paper is rated A2/P2 or better or any special purpose entity which issues notes some of which carry a rating of at least A or any intermediate entity which is wholly or partly funded by a conduit, securitisation or other special purpose entity, as described above.

Conduit Funding Date means the date on which conduit funding is first provided by the Conduit Assignee or the Alternative Funding Provider to the Purchaser pursuant to the Note Issuance Facility Agreement.

Amended and restated Schedule of Definitions

Contract means any Home Purchase Contract, Home Sale Contract, Relocation Management Agreement, Repossession Agreement or Supplier Network Agreement.

Corporate Services Agreement means the agreement dated 27 September 2005 under which Structured Finance Management Limited has agreed to provide corporate administration services to the Purchaser.

Corporate Services Provider means any company designated by the Purchaser and whose role is defined under the Corporate Services Agreement.

Corporate Services Provider Fee means the fee payable to the Corporate Services Provider as set out in a letter dated September 2005 between the Purchaser and the Corporate Services Provider.

Costs of Funds means, with respect to:

(a)	a Note subscribed by the Conduit Assignee to be issued on a Note Issue Date, the discount applicable to such Note which is equal to (without double counting) the sum of:

(i)	as applicable where the Conduit Assignee funds the purchase of that Note via the commercial paper market, the applicable cost of funds in respect of the commercial paper to be issued by the Conduit Assignee to fund the purchase of that Note;

(ii)	as applicable where the Conduit Assignee funds the purchase of that Note via the LAPA, the amount of the “Drawing Costs” payable to CALYON S.A. by the Conduit Assignee in accordance with the LAPA in respect of the Relevant Period immediately preceding the relevant Note Issue Date (with such amounts to be calculated on the basis set out in Schedule 2 (Extracts from LAPA) of this Schedule of Definitions unless otherwise notified by CALYON S.A. to the Conduit Assignee and the Note Issuer);

(iii)	the amount of the “Commitment Fee” payable to CALYON S.A. by the Conduit Assignee in accordance with the LAPA in respect of the Relevant Period immediately preceding the relevant Note Issue Date (with such amounts to be calculated on the basis set out in Schedule 2 (Extracts from LAPA) of this Schedule of Definitions unless otherwise notified by CALYON S.A. to the Conduit Assignee and the Note Issuer); and

(iv)	the Management Costs; and

(b)	a Note subscribed by the Alternative Funding Provider to be issued on a Note Issue Date, the discount applicable to such Note which is equal to (without double counting) the sum of:

(i)	an amount equal to the product of (A) LIBOR as published the Note Issue Date; (B) the Day Count Fraction and (C) the Subscription Price of the Note;

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(ii)	the amount of the “Commitment Fee” payable to CALYON S.A. by the Conduit Assignee in accordance with the LAPA in respect of the Relevant Period immediately preceding the relevant Note Issue Date (with such amounts to be calculated on the basis set out in Schedule 2 (Extracts from LAPA) of this Schedule of Definitions unless otherwise notified by CALYON S.A. to the Conduit Assignee and the Note Issuer); and

(iii)	the Management Costs.

Credit and Collection Policy means, with respect to each Seller, the credit and collection policy or policies, procedures and practices of such Seller relating to the Receivables and the Contracts.

Cumulative Amount has the meaning given to it in Clause 3.13(c)(ii) of the Servicing Agreement.

Current Regional Market Index Value means, in respect of each Residential Property and each Monthly Reporting Date, the value specified in the Regional Market Index for the region in which the Residential Property is located for the quarter immediately preceding that Monthly Reporting Date, as disclosed in the Monthly Servicer Report delivered on that Monthly Reporting Date.

Day Count Fraction means the actual number of days in the Relevant Period divided by 365 days.

December 2007 Amendment Documents means the documents set out in Schedule 1 to the December 2007 Deed of Amendment.

December 2007 Deed of Amendment means the deed of amendment, dated on the New Amendment Date, among inter alia, the Administrative Agent, the Arranger, the Funding Agent, the Lender, the Purchaser, the Parent, the Servicer and the Sellers.

Deed of Novation and Amendment means the deed of novation and amendment, dated on the Closing Date, among inter alia, the Administrative Agent, the Arranger, the Funding Agent, the Lender, BTM, Albion Capital Corporation S.A., the Purchaser, the Parent, the Servicer and the Sellers.

Default Rate means, in relation to any Advance or any other amount payable under the Transaction Documents, a rate per annum equal to the Overnight Rate plus one percent (1%) per annum.

Defaulted Receivable means a Receivable:

(a)	as to which any payment, or part of such payment, remains unpaid for more than 120 days after the original due date of such Receivable;

Amended and restated Schedule of Definitions

(b)	as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor of such payment; or

(c)	which, consistent with the applicable Seller’s Credit and Collection Policy, should be written off as uncollectible.

Deferred Purchase Price or DPP means, on any Reporting Date and in respect of each Transferred Receivable in respect of which Collections were received during the Reporting Period ending on that Reporting Date (the Relevant Receivable), the amount which is the greater of (i) zero and (ii):

(A – B) ×	D	_	C
E

where:

A is the aggregate amount received for the account of the Purchaser into all Collection Accounts or Purchaser Account 1 in respect of Transferred Receivables during the Reporting Period ending on that Reporting Date;

B is the aggregate Programme Costs expected to be payable on the immediately following Settlement Date;

C is the Initial Purchase Price in respect of such Transferred Receivable;

D is the Unpaid Balance of the Relevant Receivable; and

E is the aggregate of the Unpaid Balances of the Transferred Receivables in respect of which Collections were received during the Reporting Period ending on that Reporting Date.

Dilution means any reduction of the face value of any Receivable (other than as a result of circumstances related to credit risk) due to or on account of:

(a)	any cash discount or any adjustment by a Seller;

(b)	a set-off in respect of an Obligor; or

(c)	any rebate or refund,

provided that the face value of any credit note raised in accordance with the relevant Seller’s Credit and Collection Policy shall not be a Dilution, unless that credit note was raised in relation to a “concession” or a “write-off” (as those terms are understood in the relevant Credit and Collection Policy); in which case the face value of that credit note shall be a Dilution.

Dilution Amount means, with respect to any Reporting Date, the aggregate amount of all Dilutions that occurred during the preceding Reporting Period ending on that Reporting Date and, following the occurrence of an Intramonth Payment Cash Trapping Event, with respect to any Business Day means the amount of each Dilution in respect of a Receivable that occurred on the preceding Business Day.

Amended and restated Schedule of Definitions

Dilution Horizon Ratio means, as at any Calculation Date, a fraction (expressed as a percentage) determined as (a) the aggregate of (i) the aggregate invoiced amount of all Billed Receivables which arose during the two consecutive Monthly Reporting Periods ending on the Monthly Reporting Date immediately preceding that Calculation Date and (ii) the product of (A) the aggregate invoiced amount of all Billed Receivables which arose during the third Monthly Reporting Period preceding such Monthly Reporting Date and (B) 12/30 divided by (b) the Adjusted Eligible Billed Receivables Balance at such Monthly Reporting Date.

Dilution Peak means, as at any Calculation Date, the highest Dilution Ratio calculated as of any Calculation Date for the twelve consecutive Calculation Dates ending with (and including) such Calculation Date.

Dilution Ratio means, as at any Calculation Date, the fraction (expressed as a percentage) calculated for the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date by dividing:

(a)	the Dilution Amount in respect of that Monthly Reporting Date or, in respect of a Monthly Reporting Date following the occurrence of an Intramonth Cash Trapping Event, the aggregate of the Dilution Amount in respect of each day during the Monthly Reporting Period ending on such Monthly Reporting Date; by

(b)	the invoiced amount of all Billed Receivables which arose during the second Monthly Reporting Period immediately preceding the Monthly Reporting Period ending on such Monthly Reporting Date.

Dilution Reserve Amount means, as of any Calculation Date, the product of (a) the Eligible Billed and Unbilled Receivables Balance as of that Calculation Date and (b) the Dynamic Dilution Reserve Percentage as of that date.

Dilution Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing: the Dilution Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Dilution Volatility Factor means, as at any Calculation Date, a percentage equal to the product of (a) the Dilution Peak minus the Expected Dilution and (b) the Dilution Peak divided by the Expected Dilution.

Discount means, on the relevant Transfer Date and in respect of a Transferred Receivable, the amount calculated by multiplying the Unpaid Balance of that Transferred Receivable by the Discount Percentage as at the immediately preceding Calculation Date.

Discount Excess means the amount, if any, calculated as at each Calculation Date, by which the Discount calculated as at the immediately preceding Calculation Date exceeds the Programme Costs calculated as at the Calculation Date in question.

Amended and restated Schedule of Definitions

Discount Percentage means the percentage calculated on any Calculation Date in respect of (i) Billed and Unbilled Receivables and (ii) GSA Receivables, respectively, as follows:

A + B + C	×	D + E
365

where:

A = LIBOR as at that Calculation Date;

B = the Fixed Margin;

C = the Estimated ABCP Spread;

D = (i) in relation to Billed and Unbilled Receivables, the DSO for Billed Receivables as reported in the most recent Monthly Servicer Report; and (ii) in relation to GSA Receivables, the Average Time in Inventory as reported in the most recent Monthly Servicer Report; and

E = the Excess / Shortfall Discount Adjustment.

Discount Shortfall means the amount, if any, calculated as at each Calculation Date, by which the Discount calculated as at the immediately preceding Calculation Date is less than the Programme Costs calculated as at the Calculation Date in question.

Dollar or the symbol $ means the lawful currency of the United States of America.

Dynamic Dilution Reserve Percentage means, as of any Calculation Date, the product of:

(a)	the sum of:

(i)	the product of:

(A)	2.25; multiplied by

(B)	the Expected Dilution as of such Calculation Date; plus

(ii)	the Dilution Volatility Factor as of such Calculation Date; multiplied by

(b)	the Dilution Horizon Ratio as of such Calculation Date.

Dynamic Enhancement Percentage means, on any Calculation Date, or on such date on which this is otherwise requested to be calculated, the greater of (a) the Minimum Enhancement Percentage and (b) the sum of:

(i)	the Loss Reserve Rate;

Amended and restated Schedule of Definitions

(ii)	the Dilution Reserve Rate;

(iii)	the GSA Reserve Rate;

(iv)	the Interest Reserve Rate;

(v)	the Ongoing Costs Reserve Rate; and

(vi)	the Back-up Servicer Reserve Rate;

each calculated as at such Calculation Date or, if such date is not a Calculation Date, as at the immediately preceding Calculation Date.

Dynamic Enhancement Receivables Base means, on any Calculation Date, the amount calculated as:

(i)	the Total Receivables Balance as at the Reporting Date preceding such Calculation Date; less

(ii)	the Total Ineligible Receivables Balance as at the Reporting Date preceding such Calculation Date.

Dynamic Enhancement Reserves Amount means, as at any Calculation Date, the product of:

(i)	the Dynamic Enhancement Percentage as at such Calculation Date; and

(ii)	the Dynamic Enhancement Receivables Base as at such Calculation Date.

Dynamic Interest Reserve Percentage means, as of any Calculation Date, the product calculated as follows:

(1.5 × A)	×	2 × B
365

where:

A = LIBOR as at that Calculation Date; and

B = the Billed Receivables DSO as reported in the most recent Monthly Servicer Report.

Dynamic Loss Reserve Percentage means, as of any Calculation Date, the product of:

(a)	2.25; multiplied by

(b)	the Loss Horizon Ratio as of such date; multiplied by

(c)	the Maximum Loss Ratio as of such date.

Amended and restated Schedule of Definitions

Election Date means the date on which the Funding Agent on behalf of the Lender gives notice to the Seller making the Stage 2 Election.

Eligible Billed Receivables Balance means, at any time, the aggregate Unpaid Balance of all Transferred Receivables which are both (a) Eligible Receivables and (b) Billed Receivables;

Eligible Billed and Unbilled Receivables Balance means, at any time, the aggregate Unpaid Balance of all Transferred Receivables which are both (a) Eligible Receivables and (b) Billed and Unbilled Receivables.

Eligible GSA Receivables means, at any time, Transferred Receivables which are both (a) Eligible Receivables and (b) GSA Receivables.

Eligible GSA Receivables Balance means, at any time, an amount equal to the aggregate Unpaid Balance of all Transferred Receivables which are both (a) Eligible Receivables and (b) GSA Receivables.

Eligible Investments means any demand or time deposits or certificates of deposit or bearer securities or commercial paper rated at least A-1+ by S&P and P-1 by Moody’s which mature prior to the date and time for any payments to be made on the Advances and which are held with or issued by any person whose short term unsecured and unsubordinated debt obligations are rated at least A-1+ by S&P and P-1 by Moody’s.

Eligible Receivable means, at any time, any Receivable:

(a)	the Obligor of which is not:

(i)	an Excluded Obligor,

(ii)	in respect of a Billed Receivable or Unbilled Receivable, an individual; or

(iii)	subject to any voluntary or involuntary bankruptcy proceeding;

(b)	which was originated in the Sellers’ ordinary course of business and:

(i)	satisfies all material requirements of the Sellers’ Credit and Collection Policy and related procedures (including those procedures relating to the invoicing of Unbilled Receivables) and, in particular, is not considered to be bad or doubtful under such Servicing Standard;

(ii)	satisfies or complies with each other requirement as the parties may from time to time mutually agree; and

(iii)	has not been compromised, adjusted, amended or otherwise modified except as permitted by the Receivables Funding Agreement and the Servicing Agreement;

(c)	which is governed by the Law of England and Wales and denominated in Sterling;

Amended and restated Schedule of Definitions

(d)	the applicable Contract of which is in one of the Sellers’ or the Employer’s standard forms and is governed by the laws of England and Wales;

(e)	which, if an Assignable Receivable, the applicable Contract does not contain any restriction on assignment and, if a Non-Assignable Receivable, either:

(i)	consent to assignment has been obtained from the relevant Obligor; or

(ii)	the applicable Contract does not contain any restriction against the applicable declaration of trust;

(f)	which is unencumbered other than pursuant to the Transaction Documents;

(g)	the Sellers of which are not in default under the applicable Contract;

(h)	which, together with any related Contract, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor and is not, to the actual knowledge of the relevant Seller, subject to any litigation, dispute, set-off, counterclaim or other defence;

(i)	if an Assignable Receivable, the Transfer, if a Non-Assignable Receivable, the appropriate declaration of a trust is effected pursuant to the Receivables Transfer Agreement and will not violate any law or any agreement by which the Sellers may be bound;

(j)	which, upon Transfer, will not be available to the creditors of the Sellers in the event of their liquidation;

(k)	which is identifiable as being in existence or if a GSA Receivable, a Guaranteed Sale Price Advance has been made;

(l)	which is not, at the time of Transfer, a Defaulted Receivable or a disputed Receivable;

(m)	which is not subject to any Adverse Claim, other than pursuant to the Transaction Documents;

(n)	which is not (other than in respect of Sale Proceeds) due from an Obligor whose outstanding Receivable balance exceeds its assigned credit limit or which has breached the Sellers’ Servicing Standard in any other way;

(o)	which, if an Unbilled Receivable, has been fully earned by performance and the relevant Obligor is unconditionally obligated (subject to receiving an invoice) to pay such Unbilled Receivable to the relevant Seller (prior to Transfer) and to the Purchaser (following Transfer);

(p)	which, if a Billed Receivable, has been fully earned by performance and is evidenced by an invoice delivered to the relevant Obligor and the relevant Obligor is unconditionally obligated to pay such Billed Receivable to the relevant Seller (prior to Transfer) and to the Purchaser (following Transfer);

Amended and restated Schedule of Definitions

(q)	once billed, the due date for payment of which is no later than 65 days after the date of the invoice;

(r)	as to which at the time of purchase by the Purchaser pursuant to the Receivables Transfer Agreement the Funding Agent has not notified the Purchaser that the Funding Agent has in good faith reasonably determined that such Receivable or any class of Receivables of which such Receivable is a part is not acceptable for purchase under a Receivables Transfer Agreement;

(s)	which is a right to payment of a monetary obligation for (A) a Residential Property that has been sold, assigned or otherwise transferred, or (B) services rendered by such Seller to an Obligor, and which is not evidenced by an instrument, note, agreement or other writing the delivery or endorsement of which is necessary to transfer or otherwise perfect an ownership interest in such Receivable;

(t)	the Related Security related to which has been the subject of a valid grant of a first priority perfected security interest in it by the Purchaser to the Funding Agent, on behalf of the Secured Parties, of all of the Purchaser’s right, title and interest in such Receivable, as security for the Secured Obligations, and such grant does not violate, conflict or contravene any applicable Law or any contractual or other restriction, limitation or encumbrance; and

(u)	if a GSA Receivable:

(i)	the Residential Property in respect of the Guaranteed Sale Price Advance giving rise to such GSA Receivable is located in England or Wales;

(ii)	the Time in Inventory for the Residential Property in respect of the Guaranteed Sale Price Advance giving rise to such GSA Receivable is less than 730 days;

(iii)	if:

(A)	the Residential Property is registered at a land registry; and

(B)	the relevant Seller has registered a Restriction (using Form RX1) at the relevant land registry in respect of that Residential Property,

the solicitor acting on behalf of such Seller has acknowledged and agreed that, it holds a release of such Form RX1 and will, following being notified that an Event of Default has occurred and is continuing, hold that release on behalf of the Purchaser and the other Secured Parties;

(iv)	if:

(A)	the Residential Property is unregistered; and

Amended and restated Schedule of Definitions

(B)	the relevant Seller has registered a caution against first registration at the land registry (using Form CT1),

the solicitor acting on behalf of such Seller has acknowledged and agreed that, it holds a release of such Form CT1 and will, following being notified that an Event of Default has occurred and is continuing, hold that release on behalf of the Purchaser and the other Secured Parties; and

(v)	where physical deeds to a Residential Property exist, the relevant Seller (or its conveyancer) holds the deeds to such property or where the Residential Property is held leasehold, the relevant Seller (or its conveyancer) holds all leasehold documentation.

Eligible Receivables Balance means, at any time, the aggregate Unpaid Balance of all Transferred Receivables which are Eligible Receivables.

Employee means certain individuals employed by Employers.

Employer means certain corporations and government agencies with whom a Seller has entered into a Contract.

Employer Advance means a deposit which is not a payment in respect of a Receivable which has become due and payable that is paid by an Employer to a Seller when entering into a Contract or any deposit paid by an Employer to a Seller as part of the ordinary course of business, where provided for in a Contract.

Estimated ABCP Spread means, on any Calculation Date,:

(a) where the Conduit Assignee uses the proceeds of the issuance of commercial paper to fund the purchase or holding of Notes, the excess (expressed as a rate per cent. per annum) over LIBOR as at the Settlement Date immediately preceding such Calculation Date of the applicable cost of funds in respect of the commercial paper issued by the Conduit Assignee to fund the purchase or holding of the Notes as at that Settlement Date; and

(b) where Notes are purchased by the Alternative Funding Provider, the excess (expressed as a rate per cent. per annum) over LIBOR as at the Settlement Date immediately preceding such Calculation Date of the rate payable by the Alternative Funding Provider to fund the purchase or holding of the Notes as at that Settlement Date.

Event of Bankruptcy means, with respect to any Person, the occurrence of any of the following:

(a)	that Person:

(i)	is unable or is deemed to be unable to pay its debts within the meaning of s123(1)(e) of the Insolvency Act 1986; or

Amended and restated Schedule of Definitions

(ii)	admits in writing its inability to pay its debts generally;

(b)	that Person shall make a general assignment for the benefit of creditors;

(c)	the commencement of any voluntary case or other proceeding by that Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, administration, reorganisation, arrangement, adjustment, protection, relief or composition of it or its debts under any Insolvency Law (excluding, for the avoidance of doubt, any corporate reorganisation not pursuant to any Insolvency Law to which the Funding Agent has given its prior written consent, that consent not to be unreasonably withheld or delayed), or seeking the entry of an order for relief or the appointment of a receiver, trustee, liquidator, administrator or other similar official for it or any substantial part of its property or that Person shall consent to the appointment of or taking possession by a receiver, liquidator, administrator or other similar official for that Person or for any substantial part of its property;

(d)	the commencement of any case or other proceeding against such Person without such Person’s application or consent seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, administration, reorganisation, arrangement, adjustment, protection, relief or composition of it or its debts under any Insolvency Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee, liquidator, administrator or other similar official for it or any other substantial part of its property and such case or proceeding shall have continued undismissed, or unstayed and in effect, for a period of 75 days or an order for relief in respect of such Person shall be entered in an involuntary case under an Insolvency Law; or

(e)	such Person shall take any corporate, partnership or other similar appropriate action to authorise any of the actions set out in (a), (b), (c)or (d).

Event of Default has the meaning given to it in Clause 6.1 (Events of Default) of the Receivables Funding Agreement.

Excess has the meaning given to it in Clause 3.13(c)(i) (Weekly Cash Allocation Report) of the Servicing Agreement.

Excess / Shortfall Discount Adjustment means the percentage calculated on any Calculation Date equal to:

(a)	if there is a Discount Excess at such Calculation Date:

- A
B

where:

A = the Discount Excess amount; and

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B = the aggregate Unpaid Balance of the Transferred Receivables to be Transferred on the Transfer Date immediately following that Calculation Date;

(b)	if there is a Discount Shortfall at such Calculation Date:

A
B

where:

A = the Discount Shortfall amount; and

B = the aggregate Unpaid Balance of the Receivables to be Transferred on the Transfer Date immediately following that Calculation Date.

Excess Amount over Facility Limit means, as of any Calculation Date, the amount of the aggregate Initial Purchase Price in excess of the Facility Limit.

Excluded Obligor means an Obligor which is:

(a)	an Affiliate or employee of any of the Sellers; or

(b)	a Person as to which the funding of Receivables of such Obligor by the Lender or the Funding Agent would be restricted or prohibited under applicable Law.

Excluded Receivable means any Receivable the invoice in relation to which is denominated in a currency other than Sterling.

Excluded Taxes has the meaning given to it in Clause 7.3(a) (Taxes) of the Receivables Funding Agreement, or as appropriate, Clause 8.2(a) (Taxes) of the Receivables Transfer Agreement.

Expected Dilution means, on any Calculation Date, the fraction expressed as a percentage obtained by dividing (A) the aggregate of the Dilution Ratios on that Reporting Date and the preceding 11 Reporting Dates by (B) 12.

Facility Limit means the amount in Sterling specified as such in Schedule 1 (Facility Amount) to the Receivables Funding Agreement under the heading “Facility Limit”, or such amount that may be increased or reduced from time to time pursuant to the Receivables Funding Agreement.

Final Payout Date means the date, after the Termination Date, on which the Net Funding, all accrued Servicing Fees and all other Aggregate Unpaids have, in each case, been fully and irrevocably paid.

Fixed Margin means 0.95 per cent.

Funding Agent means Calyon S.A., London Branch in its capacity as:

(a)	agent for the Lender under the Receivables Funding Agreement; and

Amended and restated Schedule of Definitions

(b)	agent for the Secured Parties under the Security Agreement, as the case may be,

and in each case any successor appointed pursuant to such Agreements.

Funding Agent-Related Person means the Funding Agent, together with its Affiliates, and the officers, directors, agents and attorneys-in-fact of such Persons and their respective Affiliates.

GAAP means, with respect to:

(a)	the Parent and its Subsidiaries, generally accepted accounting principles applicable in the United States of America, except that in relation to the audited financial statements of Cartus Holdings Limited and its Subsidiaries (including the Servicer and the Sellers) required to be delivered pursuant to Clause 6.1(a)(i) (Annual reporting) of the Servicing Agreement, generally accepted accounting principles applicable in the United Kingdom;

(b)	the Purchaser, generally accepted accounting principles applicable in the United Kingdom; and

(c)	any Servicer other than the Parent or any of its Subsidiaries, or any other Person, generally accepted accounting principles applicable to that Person or the consolidated group of which it is a member.

GSA Receivable means any Receivable of a Seller owing by an Obligor arising or which is expected to arise in the normal conduct of that Seller’s business as a result of the making of a Guaranteed Sales Price Advance (including pursuant to the sale of a Residential Property under a Home Sale Contract).

GSA Receivables Ongoing Costs Percentage means a percentage calculated as at each Calculation Date equal to:

(A × 2 × B)
365

where:

A = the Fixed Margin; and

B = the Average Time in Inventory as of that Calculation Date.

GSA Receivables Ongoing Costs Reserve means the amount calculated as of each Calculation Date as:

(A × B) – C

where:

A = the Eligible GSA Receivables Balance as at that Calculation Date;

Amended and restated Schedule of Definitions

B = the GSA Receivables Ongoing Costs Percentage; and

C =	(D × E)	× F
365

where:

D = the Stressed Fixed Margin;

E = the Average Time in Inventory as that Calculation Date; and

F = the aggregate Unpaid Balance of all GSA Receivables which arose during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date.

GSA Reserve Amount means, in respect of each Calculation Date the aggregate of the Individual Market Decline Values in respect of all of the Residential Properties beneficially owned by the relevant Seller and recorded in the Seller’s inventory, as disclosed in the Monthly Servicer Report delivered on the Monthly Reporting Date immediately preceding that Calculation Date.

GSA Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the GSA Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Guaranteed Sales Price Advance means, in respect of a Home Purchase Contract, an advance made by a Seller to a Person in payment of a guaranteed purchase price for the Residential Property to be sold by or on behalf of such Person pursuant to such Home Purchase Contract.

Guaranty means, with respect to any Person, any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including any comfort letter, operating agreement or take or pay contract and shall include the contingent liability of such Person in connection with any application for a letter of credit.

Hazardous Materials means any radioactive emissions, noise, any natural or artificial substance (whether in the form of a solid, liquid, gas or vapour) the generation, transportation, storage, treatment, use or disposal of which (whether alone or in combination with any other substance) including (without limitation) any controlled, special, hazardous, toxic, radioactive or dangerous substance or waste, gives rise to a risk of causing harm to man or any other living organism or damaging the environment or public health or welfare.

Home Deed shall mean, with respect to any Residential Property, a deed or other instrument of conveyance executed by the related owner that effects and/or evidences the conveyance of that Residential Property pursuant to the related Home Purchase Contract.

Amended and restated Schedule of Definitions

Home Purchase Contract means a contract by which a Residential Property is purchased from a Person pursuant to, or in connection with, a Relocation Management Agreement.

Home Sale Contract means, with respect to any Residential Property, the contract by which such Residential Property is sold to an Ultimate Buyer.

Indebtedness of any Person means, in the aggregate, without duplication:

(a)	all indebtedness, obligations and other liabilities of that Person and its Subsidiaries that are, at the date as of which Indebtedness is to be determined, includable as liabilities in a consolidated balance sheet of that Person and its Subsidiaries, other than:

(i)	accounts payable and accrued expenses;

(ii)	advances from clients obtained in the ordinary course of the relocation management services business of that Person; and

(iii)	current and deferred income taxes and other similar liabilities;

(b)	the maximum aggregate amount of all liabilities of that Person or any of its Subsidiaries under any guarantee, indemnity or similar undertaking given or assumed of or in respect of, the indebtedness, obligations or other liabilities, assets, revenues, income or dividends of any Person other than that Person or one of its Subsidiaries; and

(c)	all other obligations or liabilities of that Person or any of its Subsidiaries with respect to the discharge of the obligations of any Person other than itself or one of its Subsidiaries.

Indebtedness for Borrowed Money means, in relation to any Person any Indebtedness of that person, contingent or otherwise, in respect of borrowed money including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of that Person or only to a portion of those assets), or evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with respect thereto) but excluding capitalised lease obligations and excluding obligations representing the deferred but unpaid purchase price of any property.

Indemnified Amounts has the respective meanings given to it in Clause 7.1 (Indemnities by the Purchaser) of the Receivables Funding Agreement and Clause 8.1 (Indemnities by the Sellers) of the Receivables Transfer Agreement.

Indemnified Parties has the respective meanings given to it in Clause 7.1 (Indemnities by the Purchaser) of the Receivables Funding Agreement and Clause 8.1 (Indemnities by the Sellers) of the Receivables Transfer Agreement.

Amended and restated Schedule of Definitions

Individual Concentration Limit means with respect to an Obligor as at any Calculation Date, the amount equal to:

(a)	if the Obligor has a Rating Benchmark Rate of 100%, the aggregate of (i) the Adjusted Eligible Billed Receivables Balance and (ii) the Adjusted GSA Receivables Balance, for such Obligor (calculated taking into account only the Receivables in respect of which that Obligor is an Obligor), as at such Calculation Date; otherwise

(b)	the aggregate of:

(i)	95 per cent of the difference between (A) the Adjusted GSA Receivables Balance for such Obligor (calculated taking into account only the Receivables in respect of which that Obligor is an Obligor), as at such Calculation Date and (B) the Individual Market Decline Value for each Residential Property in respect of which that Obligor is an Obligor; and

(ii)	the product of (A) the Rating Benchmark Rate for such Obligor and (B) the Total Unpaid Balance as at such Calculation Date.

Individual Market Decline Value means, in relation to each Residential Property beneficially owned by a Seller which is recorded in the Seller’s inventory, the amount calculated by the Calculation Agent as of each Calculation Date, based on the information contained in the Monthly Servicer Report delivered on the immediately preceding Monthly Reporting Date, as:

A × B

where

A	is the greater of (a)	C ×	(D – E)	and (b) zero;
D

B	is the Loss Factor for the related GSA Receivable;

C	is the Unpaid Balance of the related GSA Receivable;

D	is the Starting Regional Market Index Value;

E	is the Current Regional Market Index Value.

Individual Overconcentration Amount means with respect to an Obligor as at any Calculation Date, the amount defined as:

(a)	the aggregate of (i) the Adjusted Eligible Billed Receivables Balance and (ii) the Adjusted GSA Receivables Balance, for such Obligor (calculated taking into account only the Receivables in respect of which that Obligor is an Obligor), as at such Calculation Date; less

Amended and restated Schedule of Definitions

(b)	the Individual Concentration Limit, as at such Calculation Date, for such Obligor.

Ineligible Receivable means any Receivable which is not an Eligible Receivable.

Initial Purchase Price or IPP means, in respect of each Transferred Receivable:

A × (1–B)

where:

A	is the Purchase Price of that Transferred Receivable; and

B	is the Total Credit Enhancement Rate as calculated as at the Calculation Date immediately preceding the relevant Transfer Date.

Insolvency Law means any law, rule or regulation relating to bankruptcy, insolvency, reorganisation, winding up or composition or adjustment of debts.

Interest means, at any time for any Relevant Period, interest calculated in accordance with the Receivables Funding Agreement.

Interest Payment Date means, in respect of a Relevant Period, the Monthly Settlement Date on which that Relevant Period ends.

Interest Period means Relevant Period.

Interest Reserve Amount means, as of any Calculation Date, the amount calculated as follows:

(A × B) – C

where:

A = the Eligible Billed and Unbilled Receivables Balance as at that Calculation Date;

B = the Dynamic Interest Reserve Percentage as of that Calculation Date; and

C	=	D × E	× F
365

where:

D = LIBOR as at that Calculation Date;

E = the Billed Receivables DSO; and

F = the aggregate of (a) the invoiced amount of all Billed Receivables which arose during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date and (b) the newly originated Unbilled Receivables which arose during that Monthly Reporting Period.

Amended and restated Schedule of Definitions

Interest Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Interest Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Intramonth Payment Cash Trapping Event means the occurrence of any of the following: (i) on more than three occasions in any period of two months (A) the Servicer fails to provide the Weekly Cash Allocation Report or, following the occurrence of a Weekly Reporting Event, the Weekly Servicer Report on any Weekly Reporting Date and that failure continues for one Business Day, or (B) the Sellers fail to pay to the Purchaser any amount which they are required to pay in accordance with Clause 3.13 (Weekly Cash Allocation Report) of the Servicing Agreement, (ii) the Billed Receivables DSO being greater than 70 days or the Average Time in Inventory being greater than 360 days, (iii) an Event of Default, (iv) the Termination Date or (v) a Servicer Default.

LAPA means the Notes Purchase and Sale Commitment Agreement between CALYON S.A. and LMA S.A. dated 12 May, 2008.

Law means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment or award of any Official Body or any fiscal, monetary or other authority having jurisdiction over or the ability (either directly or indirectly) to otherwise control, regulate or bind any Person or its property or assets.

Lender means Calyon S.A., London Branch and, upon and after the Conduit Funding Date, shall mean the Conduit Assignee and the Alternative Funding Provider.

Lender Account has the meaning given to it in Clause 2.9 (a) (Lender Account) of the Receivables Funding Agreement.

Leverage Ratio shall mean on any date, the ratio of (a) Total Senior Secured Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis. Capitalised terms used in this definition shall have the meaning set forth in the Realogy Credit Agreement as in effect on 10 April 2007, without giving effect to any subsequent amendments.

LIBOR means the offered quotation to leading banks in the London interbank market for 1 month sterling deposits (or in respect of the first or last Relevant Period an annual rate obtained by linear interpolation of such offered quotation for sterling deposits for the next shorter period and the next longer period, respectively), by reference to the display designated as the British Bankers Association’s Interest Settlement Rate as quoted on the Reuters Screen No. LIBOR01 ((or (A)) such other page as may replace Reuters Screen No. LIBOR01 on that service for the purpose of displaying such information or (B) if that service ceases to display such information, such page as displays such information on such service (or, if more than one, that one previously approved in writing by the Funding Agent) as may replace Reuters Screen No. LIBOR01), in each case as at or about 11.00 a.m. (London time) on that date.

Amended and restated Schedule of Definitions

Lien means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment in its business that secures payment or performance of any obligation, and includes any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.

Loss Factor means, as at any Calculation Date, (a) in respect of any GSA Receivable which is an Assignable Receivable, the Average Loss Ratio as at that Calculation Date and, (b) in respect of any GSA Receivable which is a Non-Assignable Receivable, a percentage depending on the S&P public rating as at such Calculation Date of the Seller (or the Seller’s Parent Company, as the case may be) corresponding to the cumulative probability of default at a two-year horizon, as set out in the S&P default tables for Corporates as at such Calculation Date (in the case no rating is available, a rating of B- shall be considered by default). For the avoidance of doubt, November 2007 S&P default tables values are disclosed in the table below:

AAA	0.005%
AA+	0.009%
AA	0.039%
AA-	0.048%
A+	0.064%
A	0.080%
A-	0.121%
BBB+	0.427%
BBB	0.684%
BBB-	1.805%
BB+	2.915%
BB	4.506%
BB-	6.624%
B+	8.124%
B	10.833%
B-	16.559%

For the avoidance of doubt, initial Loss Factor value shall be 10.833% from 14 December 2007.

Loss Horizon Ratio means, on any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the aggregate of (i) the aggregate invoiced amounts of all Billed Receivables which arose during the period of five (5) consecutive Monthly Reporting Periods ending on the Monthly Reporting Date immediately preceding that Calculation Date and (ii) the product of (A) the aggregate

Amended and restated Schedule of Definitions

invoiced amount of all Billed Receivables which arose during the sixth Monthly Reporting Period preceding that Monthly Reporting Date and (B) 13/30 by (b) the Adjusted Eligible Billed Receivables Balance as at such Calculation Date.

Loss Ratio means, as at any Calculation Date, the fraction (expressed as a percentage) calculated as:

(a)	the sum of:

(i)	the aggregate Unpaid Balance of Transferred Receivables which are Billed Receivables that were more than 120 days past their original due date but equal to or less than 150 days past their original due date; plus

(ii)	the aggregate Unpaid Balance of Transferred Receivables which are Billed Receivables that were less than or equal to 120 days past their original due date and were written off during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date;

divided by

(b)	the aggregate invoiced amount of all Billed Receivables which arose during the sixth complete Monthly Reporting Period which occurred prior to that Monthly Reporting Date.

Loss Reserve Amount means, as at any Calculation Date, the product of:

(a)	the Eligible Billed and Unbilled Receivables Balance as of that Calculation Date; and

(b)	the Dynamic Loss Reserve Percentage as of that date.

Loss Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Loss Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Management Costs means, with respect to a Relevant Period, the greater of:

(a)	£500; and

(b)	the product of (i) 0.06 per cent.; (ii) 102 per cent; (iii) the Subscription Price of the relevant Note and (iv) the Day Count Fraction.

Mandate Letter means the letter dated 28 March 2007 between Cartus Limited and Calyon S.A.;

Margin means

(a)	(i) prior to the Step-up Date and (ii) if the Stage 2A Structure or the Stage 2B Structure is implemented prior to the Step-up Date, from the date on which it is implemented, 0.785% per annum; and

Amended and restated Schedule of Definitions

(b)	(i) from and including the Step-up Date unless either the Stage 2A Structure or the Stage 2B Structure has been implemented by that date, or (ii) from any date on which the Funding Agent, acting reasonably, determines that the Sellers are not in good faith complying with their obligations under Clause 6.2(p) (Interpretation of Stage 2 Structure and other changes) of the Receivables Transfer Agreement or that the Purchaser is not in good faith complying with its obligations under Clause 5.1(1) (Note Issuance Facility Agreement) of the Receivables Funding Agreement, 2.50% per annum.

Material Adverse Effect means any event or condition which would have a material adverse effect on:

(a)	the collectibility of the Receivables;

(b)	the condition (financial or otherwise), businesses or properties of the Purchaser, the Servicer or any Seller, including any material adverse development in any litigation or arbitration relating to, or involving, such Person;

(c)	the ability of the Purchaser, the Servicer or any Seller to perform its respective obligations under the Transaction Documents to which it is a party;

(d)	the legality, validity or enforceability of any Transaction Document or any part of such Transaction Document;

(e)	the Purchaser’s, the Funding Agent’s, the Lender’s or any other Secured Party’s interest in the Receivables, any Collections with respect thereto or any other Affected Assets with respect thereto; or

(f)	the interests of the Funding Agent or the Lender under the Transaction Documents.

Maximum Loss Ratio means, as at any Calculation Date, the highest Average Loss Ratio as at the twelve (12) consecutive Calculation Dates ending with (and including) that Calculation Date.

Minimum Enhancement Percentage means:

(a)	5.5 per cent., if the Average Time in Inventory is less than 200 days;

(b)	6 per cent., if the Average Time in Inventory is between 200 and less than 250 days;

(c)	6.5 per cent., if the Average Time in Inventory is between 250 and less than 300 days; and

(d)	7 per cent., if the Average Time in Inventory is 300 days or greater.

Monthly Reporting Date means, in respect of each Monthly Reporting Period, the 11th Business Day after the end of that Monthly Reporting Period;

Amended and restated Schedule of Definitions

Monthly Reporting Period means the period of one calendar month.

Monthly Servicer Report means a report in a form mutually agreed to by the Purchaser, the Servicer and the Funding Agent from time to time and furnished, or to be furnished, by the Servicer to the Funding Agent, the Purchaser and the Administrative Agent on each Monthly Reporting Date pursuant to Clause 3.2 (Reports) of the Servicing Agreement.

Monthly Settlement Date means:

(a)	the 3rd Business Day following each Calculation Date; or

(b)	any other day as the Servicer, the Purchaser and the Funding Agent may from time to time mutually agree;

Net Funding at any time means:

(a)	Prior to the Conduit Funding Date:

(i)	the aggregate of the principal amounts of the Advances made to the Purchaser by the Lender pursuant to Clauses 2.1 (Advance Facility and Commitments) and 2.2 (Borrowing Procedures) of the Receivables Funding Agreement, less

(ii)	the aggregate amount received by the Lender on or prior to such time and applied as repayments of the principal amount of Advances pursuant to Clause 2.3 (Lender Acceptance or Rejection, Borrowing Request Irrevocable) of the Receivables Funding Agreement; provided that the Net Funding shall be restored and reinstated to the extent any such payment of principal is rescinded or must otherwise be returned for any reason; and

(b)	with effect from the Conduit Funding Date, the part of the face value of the Notes outstanding from time to time.

Net Advances means Net Funding.

New Amendment Date means 14 December 2007.

Non-Assignable Receivable means a Category 1 Non-Assignable Receivable or a Category 2 Non-Assignable Receivable.

Note Issuance Facility Agreement means the note issuance facility agreement to be entered into by no later than 1 March 2008 by and among the Conduit Assignee, the Alternative Funding Provider, the Purchaser, the Funding Agent and the Arranger, which shall provide for a revolving note issuance facility to be provided by the Conduit Assignee to the Purchaser.

Notes means the discounted notes issued by the Purchaser to the Conduit Assignee or the Alternative Funding Provider pursuant to the Note Issuance Facility Agreement.

Amended and restated Schedule of Definitions

Obligor means with respect to any Receivable, the Person obligated to make payments in respect of that Receivable pursuant to a Contract or otherwise and in respect of each GSA Receivable or Residential Property, includes the relevant Employer.

Official Body means any government or political subdivision or any agency, authority, bureau, central bank, commission (including, without limitation, the Commission Bancaire), department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles or any recognised stock exchange or listing authority, in each case whether foreign or domestic.

Ongoing Costs Reserve Amount means the aggregate of:

(a)	the Eligible Billed and Unbilled Receivables Ongoing Costs Reserve Amount; and

(b)	the GSA Receivables Ongoing Costs Reserve Amount.

Ongoing Costs Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Ongoing Costs Reserve Amount by (b) the Dynamic Enhancement Receivables Base.

Operational Account means, in respect of each Seller, the account to be established by one of the Sellers with Barclays Bank Plc by no later than 15 January 2008 into which all amounts to which each Seller is entitled to withdraw from its Collection Account from time to time shall be transferred, and any other account designated as such with the written consent of the Funding Agent.

Organic Documents of any Person means its memorandum and articles of association, articles or certificate of incorporation and by laws, limited liability agreement, partnership agreement or other comparable charter or organisational documents as amended from time to time.

Origination and Servicing Affiliate has the meaning given to it in Clause 2.1(f) (Appointment of Servicer) of the Servicing Agreement.

Overconcentration Amount means, as of any Calculation Date, the aggregate of the Individual Overconcentration Amount for each of the 15 (fifteen) biggest Obligors (measured by the aggregate Unpaid Balance of the Transferred Receivables in respect of which it is an Obligor) for the Assignable Receivables and for each of the 10 (ten) biggest Obligors (measured by the aggregate Unpaid Balance of the Transferred Receivables in respect of which it is an Obligor) for the Non-Assignable Receivables, as reported in the most recent Monthly Servicer Report.

Overnight Rate means the Sterling Over Night Index Average appearing on the Telerate Service on the page designated 3937 or the Reuters page designated SONIA 1 and if no such rate is available for the Relevant Period, the arithmetic mean of the

Amended and restated Schedule of Definitions

rates (rounded upwards to four decimal places) as supplied to the Funding Agent at its request quoted by the Reference Banks to leading banks in the London interbank market.

Parent means Realogy Corporation, a corporation formed and existing under the laws of Delaware.

Parent’s Credit Facility means the credit agreement dated as of April 10, 2007 among Domus Intermediate Holdings, Corp. the Parent, the lenders and other financial institutions party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

Parent Undertaking Agreement means the Parent Undertaking Agreement, dated on or before the Closing Date, among the Parent, the Purchaser and the Funding Agent.

Parties means, in relation to each Transaction Document, the Persons who are party to that document.

Permitted Advance Date means, with respect to:

(a)	the initial Advance, 10 April 2007, or such other day as may be agreed to by the Funding Agent and the Purchaser;

(b)	the second Advance, 25 April 2007; and

(c)	any other Advance, any date set out in the definition of Settlement Date, or such other day as may be agreed to by the Funding Agent and the Purchaser.

Permitted Exceptions means, with respect to any representation, warranty or covenant with respect to the interest of the Purchaser and its assignees regarding the Affected Assets or any Servicer Default that:

(a)	legal title to Residential Property may remain in the name of the related employee, and no mortgage or conveyance pursuant to the related Home Purchase Contract or Home Sale Contract in favour of any Party or any of the Purchaser’s assignees pursuant to this Agreement will be made; and

(b)	for so long as Clause 3 (Duties of Servicer) of the Servicing Agreement is being complied with, no delivery of any Home Purchase Contracts or Home Deeds to any custodian (acting on behalf of the Funding Agent) will be required.

Permitted Payments has the meaning given to it in Clause 3.9 (Subordination) of the Receivables Transfer Agreement.

Permitted Reorganisation means a solvent and voluntary reorganisation involving, alone or with others, any of the Sellers, the Parent or any other Seller Party, and whether by way of consolidation, amalgamation, merger, transfer of all or substantially all its business or assets, or otherwise; provided that:

(a)	the reorganisation would not in the reasonable opinion of the Funding Agent have a material adverse effect on the ability of any Seller Party or the Purchaser to comply with its obligations under any of the Transaction Documents to which it is a party; and

Amended and restated Schedule of Definitions

(b)	the successor entity to that reorganisation is either a party to the relevant Transaction Documents or becomes party to those documents on or prior to the effective date of that reorganisation.

Person means an individual, partnership, limited liability company, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture, firm, enterprise, Official Body or any other entity.

Potential Event of Default means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

Potential Servicer Default means an event which but for the lapse of time or the giving of notice, or both, would constitute a Servicer Default.

Programme Costs means the aggregate, calculated on each Calculation Date, of each of the following amounts which will be payable on the next Monthly Settlement Date:

(a)	(i) prior to the Conduit Funding Date, the interest and other amounts (other than principal) which will be payable by the Purchaser to the Lender under the Receivables Funding Agreement on the next Monthly Settlement Date; or

(ii) with effect from the Conduit Funding Date, the Costs of Funds;

(b)	prior to the Conduit Funding Date, the Commitment Fee;

(c)	the Calculation Agent Fee;

(d)	the Servicing Fee;

(e)	the Corporate Services Provider Fee;

(f)	the Audit Expenses;

(g)	the Bank Account Management Fee.

Purchase Price means, in respect of each Transferred Receivable:

A x (1-B)

where:

A is the Unpaid Balance of such Transferred Receivable on its Transfer Date appearing on the relevant invoice or otherwise recorded on the computer system or records of the relevant Seller; and

B is the relevant Discount Percentage for such Transferred Receivable as at the most recent Calculation Date.

Amended and restated Schedule of Definitions

Purchaser means UK Relocation Receivables Funding Limited, a limited company incorporated under the laws of England and Wales.

Purchaser Account 1 means the account with account number 57628491 and sort code 60-21-40 held in the name of the Purchaser with National Westminster Bank Plc at its branch at 84 Commercial Road, Swindon SN1 5NW provided that by 15 January 2008, such account shall be held in the name of the Purchaser with Barclays Bank Plc, with sort code 20-00-00 at its branch at 1 Churchill Place, London E14 5HP, the account number of which shall be agreed by the Servicer with the Funding Agent, and any other account designated as such with the written consent of the Funding Agent.

Purchaser Account 2 means the account established pursuant to Clause 3.6 of the Servicing Agreement, such account to be established by 15 January 2008 and to be held in the name of the Purchaser with Barclays Bank Plc, with sort code 20-00-00 at its branch at 1 Churchill Place, London E14 5HP, the account number of which shall be agreed by the Servicer with the Funding Agent, and any other account designated as such with the written consent of the Funding Agent.

Purchaser Account means Purchaser Account 1, Purchaser Account 2 and any other account in the name of the Purchaser which is designated as a Purchaser Account with the written consent of the Funding Agent.

Rating Agency means each of Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (S&P) and Moody’s Investors Service, Inc. (Moody’s), or any successor to either such agency that is a nationally recognised statistical rating organisation.

Rating Benchmark Rate means, for each Obligor, with the exception of National Air Traffic Service for which the percentage shall be 100%, the percentage depending on the S&P rating assigned to such Obligor, as listed in the table below:

AAA	100.0%
AA+	100.0%
AA	100.0%
AA-	100.0%
A+	100.0%
A	2.0%
A-	2.0%
BBB+	2.0%
BBB	1.0%

Amended and restated Schedule of Definitions

BBB-	0.5%
BB+	0.5%
BB-	0.5%
B+	0.5%
B	0.5%
B-	0.5%
NR	0.5%

Realogy Credit Agreement means that certain credit agreement dated as of 10 April 2007 among Domus Intermediate Holdings, Corp., the Parent, the lenders and other financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent.

Receivable means any indebtedness (whether by way of principal or interest) or other obligation owing by any Obligor to any Seller (prior to giving effect to any Transfer under the Receivables Transfer Agreement) or any right of the Seller to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of products or services by such Seller to such Obligor or an Affiliate of such Obligor or the sale of Residential Properties to Ultimate Buyers including any amount payable to a Seller by an Obligor in connection with the termination of a Contract, and includes the obligation to pay any fees and other charges (including interest) with respect to such Receivable. By way of further clarification and for the avoidance of doubt:

(a)	Receivables include the Billed and Unbilled Receivables (which comprise fees in respect of relocation services, fees in respect of repossession services and any amounts payable by Employers under Relocation Management Agreements including, but not limited to, in respect of Shortfall Amounts, membership fees from suppliers in respect of the supplier network and fees in respect of repossession services) and the GSA Receivables in respect of the Residential Properties; and

(b)	(i) the Billed and Unbilled Receivables arise under the Relocation Agreements, the Supplier Network Agreements and the Repossession Agreements; and (ii) the GSA Receivables arise from the Guaranteed Sales Price Advances made periodically to solicitors representing Employees in respect of Residential Properties purchased under Home Purchase Contracts and include amounts payable by Ultimate Buyers under Home Sale Contracts to the extent such amounts are payable to any Seller.

Amended and restated Schedule of Definitions

Receivables Funding Agreement means the Receivables Funding Agreement, dated on or before the Closing Date, by and among the Lender, the Purchaser, and the Funding Agent, as Funding Agent and Arranger.

Receivables Transfer Agreement means the Receivables Transfer Agreement and Trust Deed dated on or before the Closing Date, between the Purchaser and the Sellers.

Receivables Transfer Termination Date means the date which is sixty days after the Termination Date.

Records means all Contracts, if any, and other documents, purchase orders, invoices, agreements, books, records and any other media, materials or devices for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property) maintained by the Purchaser, the Parent, any Seller or the Servicer with respect to the Receivables, any other Affected Assets or the Obligors.

Regional Market Index means the quarterly index of house prices on a region-by-region basis published by Nationwide Building Society on its website at www.nationwide.co.uk.

Related Security means with respect to any Receivable, all of the applicable Seller’s (prior to giving effect to any Transfer) or the Purchaser’s rights, title and interest in, to and under:

(a)	all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to a Contract related to such Receivable or otherwise, together with all financing statements and other filings signed by an Obligor relating thereto;

(b)	any Contract and all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds of the above) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable, whether pursuant to a Contract related to such Receivable or otherwise;

(c)	all Records related to such Receivable; and

(d)	all Collections on and other proceeds of any of the foregoing.

Relevant Period means the period from (and including) 10 April 2007 to (but excluding) the first Settlement Date after 29 May 2007 and each subsequent period from (and including) a Settlement Date to (but excluding) the next Settlement Date; provided that the last Relevant Period shall end on the Final Payout Date.

Relocation Management Agreement means an agreement pursuant to which a Seller agrees to provide relocation, asset management or other services to an Obligor, as the same may be amended, restated or otherwise modified from time to time, including any and all supplements thereto, and any similar agreement, howsoever denominated, and any agreement for intercultural services.

Amended and restated Schedule of Definitions

Reporting Date means a Weekly Reporting Date or a Monthly Reporting Date, as the context permits or requires.

Reporting Period means a Weekly Reporting Period or a Monthly Reporting Period, as the context permits or requires.

Repossession Agreements means agreements in respect of repossession services with Employers.

Residential Property means any residential property subject to a Home Purchase Contract.

Round-Up Reserve Amount means the amount, calculated as of each Calculation Date as the difference between (a) the Total Borrowing Base Before Round-up and (b) the Total Borrowing Base.

Round-Up Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Round-Up Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Sale Proceeds means, with respect to any Residential Property, the cash sale proceeds received upon the sale of such Residential Property to an Ultimate Buyer, net of (if any) unpaid mortgage loan amounts, closing costs, brokerage costs, commissions owed to third parties and any other amounts payment of which are necessary to clear title to such Residential Property and which have been deducted from the cash sale proceeds received from the Ultimate Buyer on completion of the sale of that Residential Property.

Secured Obligations means all obligations from time to time of the Purchaser to the Lender, the Funding Agent and the other Secured Parties under the Security Agreement and under the other Transaction Documents, of whatever nature and whenever arising.

Secured Parties means the Lender, the Funding Agent, the Administrative Agent, the Arranger, any administrative or corporate services provider in relation to services provided to the Purchaser and the other Indemnified Parties.

Security Agreement means the security agreement, dated on or before the Closing Date, between the Purchaser and the Funding Agent.

Security Documents means the Security Agreement, the Supplemental Security Agreement and each other security agreement, deed of charge or other agreement executed or delivered from time to time by the Purchaser pursuant to the Security Agreement.

Self Funding means arrangements for the funding of Employee home sales under a Relocation Management Agreement whether by the Obligor or otherwise which are in place of the arrangements provided by the Purchaser under the Transaction Documents.

Amended and restated Schedule of Definitions

Self Funding Request means a request in writing made by any Seller in respect of a Relocation Management Agreement to which it is party, to the relevant Obligor, requesting the Obligor to agree that, with effect from the date specified in the request, such Relocation Management Agreement will be amended solely for the purpose of converting such Obligor to Self Funding and terminating, with effect from that date, the obligation of the relevant Seller to fund any further Guaranteed Sales Price Advances.

Seller Account means, in respect of each Seller, the account nominated by it (which may be an account in the name of another Seller) to which amounts payable by the Purchaser to it are to be paid.

Seller Entitlement shall have the meaning given to it in Clause 2.6(a)(ii) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement.

Seller Party means the Parent, each Seller and each Affiliate of the Parent from time to time party to a Transaction Document.

Sellers means, as the context requires, all or any one of Cartus Limited, Cartus Services Limited and Cartus Funding Limited, each a company incorporated under the laws of England and Wales, and each other Person identified as a Seller for purposes of the Transaction Documents by the Parent, the Purchaser, the Funding Agent and the Administrative Agent.

Seller Security Documents means each of:

(a)	the Security Agreement between the CALYON, London Branch (as security trustee), Cartus Limited and the Purchaser dated 12 May 2008;

(b)	the Security Agreement between the CALYON, London Branch (as security trustee), Cartus Funding Limited and the Purchaser dated 12 May 2008; and

(c)	the Security Agreement between the CALYON, London Branch (as security trustee), Cartus Services Limited and the Purchaser dated 12 May 2008.

Senior Obligations means all moneys, obligations and liabilities which may at any time be due, owing to, or incurred by, the Purchaser to the Funding Agent (whether for its own account or as trustee for the Secured Parties) or to the Secured Parties of any kind, however arising and in any currency under the Transaction Documents, whether or not immediately payable, whether present or future, actual or contingent, and whether incurred alone, severally or jointly as principal, guarantor, surety or otherwise and including interest, commission, fees, costs, charges and expenses charged by the Lender and/or the Funding Agent.

Servicer means CL in its capacity as Servicer under the Servicing Agreement, and each other Person as may from time to time be appointed as Servicer pursuant to Clause 2.1 (Appointment of Servicer) of the Servicing Agreement.

Amended and restated Schedule of Definitions

Servicer Default has the meaning given to it in Clause 7.1 (Servicer Default) of the Servicing Agreement.

Servicer Report means a Monthly Servicer Report or a Weekly Servicer Report, as the context permits or requires.

Servicing Agreement means the Receivables Servicing Agreement, dated on or before the Closing Date, among the Purchaser, the Servicer and the Funding Agent.

Servicing Fee means the fee payable to the Servicer in respect of Receivables, in an amount payable in arrears on each Monthly Settlement Date equal to:

(a)	at any time when the Servicer is CL or any of its Affiliates, £6,666.67; or

(b)	at any time when the Servicer is not CL or any of its Affiliates, the fee agreed on an arm’s length basis by the Purchaser and the Funding Agent with that Servicer and payable, subject to and in accordance with the priority of payments set out in, Clause 4.2 of the Servicing Agreement.

Settlement Date means a Weekly Settlement Date or a Monthly Settlement Date, as the context permits or requires;

Shortfall Amount means the amount, if any, of any shortfall between the Guaranteed Sales Price Advances made in respect of a Residential Property and the amount of the Sale Proceeds of a sale of that Residential Property to an Ultimate Buyer.

Stage 2 Election means the election by the Funding Agent on behalf of the Lender, pursuant to the Receivables Transfer Agreement at any time after 15 June 2007 (following due consultation with the Sellers) by written notice to the Sellers to require the Sellers and the Parent either (i) to agree certain further amendments to the Transaction Documents specified by the Funding Agent on behalf of the Lender (including but not limited to those referred to in the description of the Stage 2A Structure in the Term Sheet), and take all other action reasonably required by the Funding Agent on behalf of the Lender for the purpose of implementing the Stage 2A Structure or (ii) to implement the Stage 2B Structure described in the Term Sheet, including in either case any other terms, and any action, reasonably required by the Funding Agent on behalf of the Lender for the purpose.

Stage 2A Structure has the meaning given to it in the Term Sheet, attached hereto as the Appendix.

Stage 2B Structure has the meaning given to it in the Term Sheet, attached hereto as the Appendix.

Starting Regional Market Index Value means, in respect of each Residential Property and each Calculation Date, the value specified in the Regional Market Index of the region in which the Residential Property is located for the quarter during which the Residential Property is first beneficially owned by the relevant Seller and recorded in the Seller’s inventory, as disclosed in the Monthly Servicer Report delivered on that Monthly Reporting Date.

Amended and restated Schedule of Definitions

Step-up Date means:

(a)	two months after the Election Date; or

(b)	1 March 2008, whichever is earlier.

Sterling and £ means the lawful currency of the United Kingdom.

Stressed Fixed Margin means, in respect of any Reporting Period during any part of which the Total Receivables Balance is less than £80,000,000, 1.22 per cent., and otherwise 1.54 per cent.

Subordinated Obligations means all obligations which may now or in the future be owing by the Purchaser or any of its successors or assigns to any Seller or any Seller’s successors or assigns (including, but not limited to, the obligation to pay the Transfer Price of any Assignable Receivable and interest thereon).

Sub-Servicer means any Person appointed by the Servicer as sub-servicer in accordance with Clause 2.2 (Appointment of Sub-Servicer) of the Servicing Agreement.

Subsidiary means, with respect to any Person, any corporation or other Person (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person, or (b) that is directly or indirectly controlled by such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

Supplier Network Agreement means each contract or other agreement between a Seller and a Person acting as a supplier of goods and/or services to that Seller.

Supplemental Security Agreement means the supplemental security agreement to the Security Agreement, dated 12 May, 2008, between the Purchaser and the Funding Agent.

Supported Obligations has the meaning given to it in Clause 2.1 (Performance of Supported Obligations) of the Parent Undertaking Agreement.

Supported Parties has the meaning given to it in Clause 2.1 (Performance of Supported Obligations) of the Parent Undertaking Agreement.

Taxes has the meaning given to it in Clause 7.3(a) (Taxes) of the Receivables Funding Agreement or, as appropriate, Clause 8.2(a) (Taxes) of the Receivables Transfer Agreement.

Termination Date means:

(a)	prior to the Conduit Funding Date, the earliest of:

(i)	the fifth anniversary of the Closing Date;

Amended and restated Schedule of Definitions

(ii)	the date on which the Termination Date is declared or automatically occurs pursuant to Clause 6 (Events of Default) of the Receivables Funding Agreement;

(iii)	the date on which it becomes unlawful for the Lender to provide or maintain the Facility provided under the Receivables Funding Agreement or the Net Funding; and

(iv)	the date on which a notice of termination expires in accordance with Clause 7.1(e) (Term) of the Receivables Transfer Agreement; and

(a)	upon or after the Conduit Funding Date, the Note Termination Date (as defined in the Note Issuance Facility Agreement).

Term Sheet means the term sheet for the facility provided by the Funding Agreement dated 28 March 2007.

Time in Inventory means, on any Calculation Date, in respect of each Residential Property then beneficially owned by a Seller and recorded in that Seller’s inventory, the period commencing on the date when the Residential Property is first beneficially owned by the Seller and recorded in its inventory and ending on the last day of the Monthly Reporting Period immediately preceding that Calculation Date.

Total Borrowing Base Before Round-Up means, at any time during a Relevant Period, an amount equal to:

(a)	the Adjusted Eligible Receivable Balance, multiplied by

(b)	1 minus the Total Credit Enhancement Rate.

Total Borrowing Base means, at any time during a Relevant Period, an amount equal to the Total Borrowing Base Before Round-Up rounded down to the nearest multiple of £100,000.

Total Credit Enhancement means, as of any Calculation Date, the sum of:

(a)	the Dynamic Enhancement Reserves Amount;

(b)	the Overconcentration Amount;

(c)	the Round-Up Reserve Amount; and

(d)	the Excess Amount over Facility Limit.

Total Credit Enhancement Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (i) the Total Credit Enhancement and (ii) the Dynamic Enhancement Receivables Base as at that date.

Amended and restated Schedule of Definitions

Total Ineligible Receivables Balance means, at any time, the aggregate Unpaid Balance of all Ineligible Receivables as reported in the most recently provided Servicer Report.

Total Receivables Balance means, at any time, the aggregate Unpaid Balance of all Receivables.

Transaction Costs has the meaning given to it in Clause 7.4 (Other costs and expenses) of the Receivables Funding Agreement.

Transaction Documents means, collectively, this Schedule of Definitions, the Receivables Funding Agreement, the Servicing Agreement, the Parent Undertaking Agreement, the Security Documents, the Seller Security Documents, the Receivables Transfer Agreement, the Mandate Letter, the Note Issuance Facility Agreement (with effect from the date on which the Note Issuance Facility Agreement is executed by the parties thereto) and all of the other instruments, documents and other agreements from time to time executed and delivered by the Parties pursuant to or in connection with any of the foregoing.

Transaction Trust Property means, in relation to each Seller and the trusts declared by it under Clauses 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement, the property declared to be held on trust under Clauses 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement.

Transaction Trusts means the trusts declared by each of the Sellers in favour of the Beneficiary under Clauses 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement.

Transfer means, in relation to:

(a)	an Assignable Receivable and its related other Affected Assets, the sale of that Receivable (and all such related other Affected Assets) by the relevant Seller to the Purchaser under Clause 2.1 (Sale of Assignable Receivables) of the Receivables Transfer Agreement and the creation of an absolute beneficial interest in the proceeds of that Receivable (and all such related other Affected Assets) by the relevant Seller in favour of the Purchaser pursuant to the declaration of trust in Clause 2.3 (Declaration of trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement ;

(b)

a Category 1 Non-Assignable Receivable and its related other Affected Assets, the creation of an absolute beneficial interest in that Receivable (and all such related other Affected Assets) by the relevant Seller in favour of the Purchaser pursuant to the declaration of trust in Clause 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) of the Receivables Transfer Agreement and the creation of an absolute beneficial interest in the proceeds of that Receivable (and all such related other Affected Assets) by the

Amended and restated Schedule of Definitions

relevant Seller in favour of the Purchaser pursuant to the declaration of trust in Clause 2.3 (Declaration of trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement; and

(c)	a Category 2 Non-Assignable Receivable and its related other Affected Assets, the creation of an absolute beneficial interest in the proceeds of that Receivable (and all such related other Affected Assets) by the relevant Seller in favour of the Purchaser pursuant to the declaration of trust in Clause 2.3 (Declaration of trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement

and Transferred shall be construed accordingly.

Transfer Date means the date on which a Receivable is Transferred to the Purchaser in accordance with the Receivables Transfer Agreement.

Transferred Receivable means a Receivable which is Transferred to the Purchaser pursuant to the Receivables Transfer Agreement.

Transfer Termination Date means the date falling sixty days after the Termination Date.

Treaty Person means any Person which is, under a double taxation agreement in force on the relevant date (subject to completion of any necessary procedural formalities), entitled to a payment under any Transaction Document without a deduction or withholding.

Ultimate Buyer shall mean the ultimate buyer of a Residential Property under a Home Sale Contract.

Unbilled Receivables means any Receivable of any Seller, other than a GSA Receivable, arising under a Contract that has not been billed to the Obligor.

Unpaid Balance means, with respect to any Receivable at any time, the unpaid amount of such Receivable at such time or, in respect of any GSA Receivable where the relevant Seller has not yet entered into a Home Sale Contract to sell the relevant Residential Property, an amount equal to the price paid or payable by the Seller to the Employee under the relevant Home Purchase Contract.

Warranty Amount has the meaning provided in Clause 4.2(b) (Dilution; breach of warranty) of the Receivables Transfer Agreement.

Weekly Billings means, in respect of a Weekly Reporting Period, the estimated aggregate amount during that Weekly Reporting Period of earnings in respect of services provided by the Sellers to Employers and which will comprise Billed Receivables as at the next Monthly Reporting Date.

Weekly Cash Allocation Report has the meaning given to it in Clause 3.13 (Weekly Cash Allocation Report) of the Servicing Agreement.

Amended and restated Schedule of Definitions

Weekly Reporting Date means, in respect of each Weekly Reporting Period, the 4th Business Day after the end of that Weekly Reporting Period.

Weekly Servicer Report shall have the meaning given to it in Clause 3.3 of the Servicing Agreement.

Weekly Servicer Reporting Commencement Date shall mean (i) with respect to any Weekly Servicer Reporting Event which occurs during the calendar year 2007 or if the first such Weekly Servicer Reporting Event occurs as of the end of a fiscal years, the week immediately following the 135th calendar day after the end of the relevant fiscal quarter and (ii) if the first such Weekly Servicer Reporting Event occurs after the calendar year 2007, the week immediately following the 90th calendar day after the end of the relevant fiscal quarter other than year-end quarters, and following the 135th day after the year end quarter.

Weekly Reporting Period means the period of one calendar week, except that the first Weekly Reporting Period shall commence (i) for GSA Receivables on the date of the Initial Advance under the Receivables Funding Agreement and end on 20 April 2007 and (ii) for the Billed Receivables, 30 days after 10 April 2007.

Weekly Servicer Reporting Event shall mean that, commencing with the fiscal quarter ending 30 June 2007, the Leverage Ratio as of the end of such fiscal quarter exceeds the applicable ratio set forth below:

Fiscal quarter ending	Leverage Ratio
30 June 2007	6.00:1.00

30 September 2007	6.00:1.00

31 December 2007	6.00:1.00

31 March 2008	5.35:1.00

30 June 2008	5.35:1.00

30 September 2008	5.10:1.00

31 December 2008	5.10:1.00

31 March 2009	5.10:1.00

30 June 2009	5.10:1.00

30 September 2009	4.75:1.00

31 December 2009	4.75:1.00

Amended and restated Schedule of Definitions

31 March 2010	4.75:1.00

30 June 2010	4.75:1.00

30 September 2010	4.75:1.00

31 December 2010	4.75:1.00

31 March, 2011 and thereafter	4.50:1.00

Weekly Settlement Date means the 2nd Business Day following each Weekly Reporting Date or any other day as the Servicer, the Purchaser and the Funding Agent may from time to time mutually agree;

Certificates and documents delivered pursuant to the Transaction Documents

1.3 All terms defined directly or by incorporation in this Schedule of Definitions shall have the defined meanings when used in any certificate or other document delivered pursuant to the Transaction Documents unless otherwise defined in the Transaction Documents.

Interpretation and construction

1.4 For purposes of the Transaction Documents and all certificates and other documents, unless the context otherwise requires:

(a)	accounting terms not otherwise defined in this Schedule of Definitions, and accounting terms partly defined in this Schedule of Definitions to the extent not defined, shall have the respective meanings given to them under, and shall be construed in accordance with, the relevant GAAP;

(b)	references to any Clause or Schedule are references to Clauses and Schedules in or to any Transaction Document (or the certificate or other document in which the reference is made) and references to any paragraph, sub-clause, clause or other subdivision within any Clause or definition refer to such paragraph, sub-clause, clause or other subdivision of such Clause or definition;

(c)	the term “including” means “including without limitation”;

(d)	references to any Law refer to that Law as amended from time to time and include any successor Law;

(e)	references to any Person’s Organic Documents refer to such Organic Documents as amended and otherwise in effect as of the Closing Date;

(f)	references to any agreement or other document refer to that agreement or other document as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms;

Amended and restated Schedule of Definitions

(g)	references to any Person include that Person’s successors and permitted assigns;

(h)	headings in any Transaction Document are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision of those Transaction Documents;

(i)	unless otherwise specifically provided with respect to any computation of a period of time, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”; and

(j)	unless otherwise defined or unless the context otherwise requires, capitalised terms defined in any Transaction Document in the singular form shall have a corresponding meaning when used in the plural form, and vice versa.

Amendments

1.5 Any provision of this Schedule of Definitions may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Purchaser, the Servicer, the Parent, the Lender and the Funding Agent; provided that no such amendment shall:

(a)	change any term used in the Receivables Transfer Agreement unless it is in addition signed by each Seller which is a party to the Receivables Transfer Agreement;

(b)	increase the Commitment (other than with appropriate credit and other internal approvals).

Notices; payment information

1.6 Except as provided below, all communications and notices provided for under the Transaction Documents shall be in writing (including facsimile or electronic transmission or similar writing) and shall be given to the other party at its address or facsimile number set out in Schedule 1 (Address and Payment Information) to this Schedule of Definitions or at such other address or facsimile number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective:

(a)	if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Clause 1.6 and confirmation is received;

(b)	if given by overnight courier, two Business Days after deposit of such notice with an international overnight courier service; or

Amended and restated Schedule of Definitions

(c)	if given by any other means, when received at the address specified in this Clause 1.6; provided that each Borrowing Request shall only be effective upon receipt by the Funding Agent.

Computations

1.7 All computations of Interest (or, following the Conduit Funding Date, discount in respect of any Notes issued under the Note Issuance Discount Facility), per annum fees and other amounts payable under any Transaction Document shall be made on the basis of a year of 365 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Funding Agent of such amounts payable shall be binding absent manifest error.

Governing law

1.8 This Schedule of Definitions shall be governed by, and construed in accordance with, English law.

Counterparts; facsimile delivery

1.9 This Schedule of Definitions may be executed in any number of counterparts and by different parties to it in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile of an executed signature page of this Schedule of Definitions shall be effective as delivery of an executed counterpart of this Schedule of Definitions.

Default continuing

1.10 An Event of Default or a Potential Event of Default, Servicer Default or Intramonth Payment Cash Trapping Event is continuing if it has not been remedied in accordance with the Transaction Documents or waived.

Payments

1.11 Unless otherwise expressly referred to in any Transaction Document, or inconsistent with the context of any Transaction Document, all payments or references to payments as set out in any Transaction Document will mean payments for value on the due date and shall be paid in Sterling.

EXECUTION

The Parties have shown their acceptance of the terms of this Schedule of Definitions by executing it at the end of the Schedules.

Amended and restated Schedule of Definitions

EXECUTION of the Schedule of Definitions

The Purchaser

SIGNED by SFM DIRECTORS LIMITED	)
acting by , a director,	)
duly authorised for and on behalf of UK	)
RELOCATION RECEIVABLES	)
LIMITED	)

The Lender

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

The Funding Agent, Administrative Agent, Calculation Agent and Arranger

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

The Security Agent

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

Amended and restated Schedule of Definitions

The Alternative Funding Provider

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

Amended and restated Schedule of Definitions

The Sellers

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS LIMITED	)

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS SERVICES LIMITED	)

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS FUNDING LIMITED	)

The Parent

SIGNED by , Director,	)
duly authorised for and on behalf of	)
REALOGY CORPORATION	)

The Servicer

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS LIMITED	)

Deed of Amendment

CONFORMED COPY

SCHEDULE 2

RECEIVABLES TRANSFER AGREEMENT AND TRUST DEED

Amended and restated Receivables Transfer Agreement

Dated 4 April 2007

and amended and restated on 8 January 2009

THE PERSONS LISTED IN SCHEDULE 1

(as Sellers)

UK RELOCATION RECEIVABLES FUNDING LIMITED

(as Purchaser)

RECEIVABLES TRANSFER AGREEMENT

AND TRUST DEED

Amended and restated Receivables Transfer Agreement

I

Amended and restated Receivables Transfer Agreement

THIS AGREEMENT AND TRUST DEED is dated 4 April 2007 and amended and restated on 8 January 2009 and made between

(1)	THE PERSONS LISTED IN SCHEDULE 1, as Sellers (each a Seller and together the Sellers); and

(2)	UK RELOCATION RECEIVABLES FUNDING LIMITED (registered number 5568806) whose registered office is at 35 Great St. Helen’s, London EC3A 6AP (the Purchaser).

BACKGROUND

(A) The Sellers originate the Receivables and desire to obtain funding by Transferring the Receivables and other Affected Assets to the Purchaser.

(B) The Purchaser is willing to accept the Transfer of Receivables and other Affected Assets from time to time from the Sellers on the terms set out in this Agreement.

IT IS AGREED that:

1. DEFINED TERMS; INTERPRETATION AND CONSTRUCTION

Terms defined in the master schedule of definitions, interpretations and construction dated on or about the date of this Agreement and made between, amongst others, the Sellers, the Purchaser, the Lender and the Funding Agent (the Schedule of Definitions) but not defined in this Agreement shall have the same meaning in this Agreement as in the Schedule of Definitions. The principles of interpretation set out in Clause 1.4 (Interpretation and construction) of the Schedule of Definitions apply to this Agreement as if fully set out in this Agreement.

2. TRANSFER OF RECEIVABLES

Sale of Assignable Receivables

2.1 On the terms and subject to the conditions set out in this Agreement, including Clause 3.1 (Purchase Price), each Seller hereby:

(a)	sells and assigns, and the Purchaser hereby purchases, all of its right, title and interest, in, to and under all of its Assignable Receivables existing at the date of this Agreement and all other related Affected Assets; and

(b)

agrees to sell and assign and shall sell and assign, and the Purchaser agrees to purchase and shall purchase, all of such Seller’s right, title and interest in, to and under all of its Assignable Receivables arising or acquired after the date of this Agreement and prior to the Receivables Transfer Termination Date and all other related Affected Assets on each day as and when such Assignable Receivables and other related Affected Assets arise or are acquired which, without limitation, will include GSA Receivables and any amount which may become payable, whether before or after the Receivables Transfer Termination

Amended and restated Receivables Transfer Agreement

Date, under any Contract which relates to any Guaranteed Sales Price Advance made at any time prior to the Receivables Transfer Termination Date.

Declaration of trust in respect of Category 1 Non-Assignable Receivables

2.2 On the terms and subject to the conditions set out in this Agreement, including Clause 3.1 (Purchase Price), each Seller hereby declares that:

(a)	it holds and shall hold all of its right, title and interest in, to and under all of its Category 1 Non-Assignable Receivables existing at the date of this Agreement and all other related Affected Assets upon trust for the Purchaser (the Beneficiary), absolutely; and

(b)	it agrees to hold and shall hold all of its right, title and interest in and to all of its Category 1 Non-Assignable Receivables arising or acquired on each day after the date of this Agreement up to and including the Receivables Transfer Termination Date and all other Affected Assets relating to those Non-Assignable Receivables upon trust for the Beneficiary, absolutely.

Declaration of Trust in respect of the Proceeds of Receivables

2.3 On the terms and subject to the conditions set out in this Agreement, including Clause 3.1 (Purchase Price), each Seller hereby declares that:

(a)	it agrees to hold and shall hold all of its right, title and interest in and to the proceeds of all of (A) the Assignable Receivables sold and assigned under Clause 2.1 (Sale of Assignable Receivables), (B) the Category 1 Non-Assignable Receivables held on trust under Clause 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and (C) the Category 2 Non-Assignable Receivables existing at, or arising or acquired on each day after, the date of this Agreement and prior to the Receivables Transfer Termination Date and, in each case, of all other related Affected Assets (other, for the avoidance of doubt, than the Category 2 Non-Assignable Receivables) upon trust for the Beneficiary, absolutely; and

(b)	it shall distribute all income and proceeds of the Transaction Trust Property to the Purchaser in accordance with Clause 2.4 (Distribution of Transaction Trust Property).

Distribution of Transaction Trust Property

2.4 Subject to Clauses 2.5 (Payment of Expenses of Realisation from Transaction Trust Property), 3.3(b) (Payment of the Purchase Price) and 3.4(a) (Payment of Advance Purchase Price), each Seller shall distribute any proceeds of the Transaction Trust Property received by it:

(a)	before 3.00 p.m. on any day, to the Beneficiary for same day value on that day if it is a Business Day and otherwise on the next Business Day; and

2

Amended and restated Receivables Transfer Agreement

(b)	at or after 3.00 p.m. on any day, to the Beneficiary for same day value on the next Business Day.

If for the purpose of making the distributions referred to above the Seller does not have fully up-to-date information for the purposes of calculating the amount to be transferred to the Beneficiary on any day (in particular after the occurrence of an Intramonth Payment Cash Trapping Event, when the set-offs pursuant to Clauses 3.3(b) (Payment of the Purchase Price) and 3.4(a) (Payment of Advance Purchase Price) will no longer be applicable), the relevant Seller may calculate the amounts to be distributed based on estimates made in good faith (being in the absence of any other estimate a daily amount on each Business Day during each Monthly Reporting Period equal to one twentieth of the Collections received in the immediately preceding Monthly Reporting Period) and the parties agree to make to each other on the next Weekly Settlement Date any payments necessary to result in the correct amounts having been distributed (after taking account of the payments so made).

Payment of Expenses of Realisation from Transaction Trust Property

2.5 Each Seller, as trustee, shall have the right to retain from any proceeds of the Transaction Trust Property received by it and before distributing those proceeds to the Beneficiary, an amount equal to any costs and expenses incurred by it in selling any Residential Property to an Ultimate Buyer or otherwise in realising the Transaction Trust Property and distributing the proceeds to the Beneficiary.

Declaration of Trust in respect of the Collection Accounts

2.6	(a) Each Seller hereby declares that it holds and shall hold all of its right, title and interest in and to the amounts from time to time standing to the credit of each of the Collection Accounts and the debt represented thereby and all rights and remedies to sue for, recover and enforce each such debt (the Collection Account Trust Property) on trust for the Beneficiary and the Seller on the basis that:

(i)	the entitlement of the Beneficiary shall be to that part of the Collection Account Trust Property which comprises or represents Transaction Trust Property (the Beneficiary Entitlement); and

(ii)	the entitlement of the Seller shall be to that part of the Collection Account Trust Property (if any) which does not comprise or represent Transaction Trust Property (the Seller Entitlement).

(b)	Each Seller shall distribute the Collection Account Trust Property on each Business Day as follows:

(i)	any part of it which comprises or represents the Beneficiary Entitlement shall be paid to the Beneficiary in accordance with Clause 2.4 (Distribution of Transaction Trust Property); and

3

Amended and restated Receivables Transfer Agreement

(ii)	any part of it which comprises or represents the Seller Entitlement shall be paid to or transferred to a separate account of the Seller (such account being its Operational Account).

The Collection Accounts

2.7 Cartus Limited and Cartus Funding Limited confirm represent and warrant that, as at the New Amendment Date, their respective Collection Accounts are open and operational.

Limits on withdrawals from any Collection Account

2.8 No amount shall be withdrawn by any Seller from any Collection Account that would cause such account to become overdrawn.

Perpetuity Period

2.9 The perpetuity period under any applicable rule against perpetuities in respect of the trusts declared under Clauses 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables), 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) and 2.6 (Declaration of Trust in respect of the Collection Accounts) shall be the period of 80 years from the date of this Agreement.

Automatic Transfer; true Transfer; etc.

2.10	(a) Any Receivable shall be deemed to arise under the relevant Contract as soon as there is a written payment obligation on behalf of the Obligor to pay such Receivable whether or not evidenced by an invoice or as soon as the services are supplied by the Seller to the Obligor and a payment obligation has arisen on behalf of the Obligor in accordance with the relevant Contract.

(b)	Each Seller represents and warrants to the Purchaser and the Funding Agent that each Receivable originated by it which is not an Excluded Receivable and which is existing on the Closing Date and is reflected in the Servicer Report has been Transferred by that Seller to the Purchaser under and pursuant to the terms of this Agreement prior to the Closing Date. Each Receivable originated by any Seller which is not an Excluded Receivable and which arises or is acquired after the Closing Date and prior to the Transfer Termination Date, other than any Category 2 Non-Assignable Receivable, where this Clause 2.10 shall instead be deemed to refer to the proceeds thereof, is Transferred by that Seller to the Purchaser under and pursuant to the terms of this Agreement immediately (and without further action by any Person) as that Receivable arises or is acquired. The other Affected Assets relating to each such Receivable shall be Transferred by the relevant Seller to the Purchaser at the same time as the Transfer of that Receivable, whether those other Affected Assets exist at that time or arise or are acquired at a later date.

(c)

Each Seller and the Purchaser intends each Transfer of Affected Assets under this Agreement to be a true sale of the Assignable Receivables or declaration of trust in respect of the Transaction Trust Property or, as applicable, the

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Collection Account Trust Property, by it to, or for the benefit of, as the case may be, the Purchaser (or, in respect of the Collection Account Trust Property, the Purchaser and itself) for all purposes (and does not intend to create any form of security interest in favour of the Purchaser in respect of the Assignable Receivables, the Transaction Trust Property or the Collection Account Trust Property to the extent of the Purchaser’s beneficial interest therein), providing the Purchaser with the full risks and benefits of beneficial ownership thereof such that no Affected Asset Transferred by any Seller would be the property of such Seller’s estate in the event of such Seller’s insolvency.

(d)	Without limiting the generality of Clause 2.3(b) (Declaration of Trust in respect of the Proceeds of Receivables), following the Transfer of:

(i)	any Assignable Receivable, the Purchaser shall have full and unencumbered title to, and interest in, that Assignable Receivable and the proceeds thereof and shall be free to dispose of, that Assignable Receivable and the other related Affected Assets;

(ii)	any Category 1 Non-Assignable Receivable, the Purchaser shall have an absolute beneficial interest in that Non-Assignable Receivable and the proceeds thereof and shall be fully entitled to direct the relevant Seller (in its capacity as trustee) to act on the instructions of the Purchaser in relation to that Non-Assignable Receivable and the other related Transaction Trust Property; and

(iii)	any Category 2 Non-Assignable Receivable, the Purchaser shall have an absolute beneficial interest in the proceeds of that Non-Assignable Receivable,

including, in each case, if it receives any Collections in respect of that Receivable the right to retain those Collections for its own account.

No recourse

2.11 Except as specifically provided in this Agreement, the Transfer of the Affected Assets under this Agreement shall be without recourse to the Sellers.

No assumption of obligations

2.12 Neither the Purchaser nor any of its successors or assigns shall have any obligation or liability with respect to any Receivable, Contract or other Affected Asset, nor shall the Purchaser or any of its successors or assigns have any obligation or liability to any Obligor or other customer or client of the Sellers (including any obligation to perform any of the obligations of the Sellers under any Receivable, Contract or other Affected Asset).

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Joint and several liability

2.13 Each representation, warranty, covenant and other obligation given or entered into by the Sellers in or pursuant to this Agreement is given or entered into by them jointly and severally.

3. CONSIDERATION AND PAYMENT

Purchase Price

3.1	(a) The price for each Receivable and other related Affected Assets Transferred under this Agreement on any day shall be the Purchase Price for such Receivable.

(b)	The Sellers and the Purchaser agree that the Purchase Price shall be inclusive of all value added taxes and similar Taxes and that the Purchaser shall have no responsibility to pay any additional amount in respect of any such Taxes.

(c)	If the Purchaser is entitled to a credit for, or repayment of, any such Taxes, it shall use its reasonable endeavours to obtain that credit or repayment, as the case may be, and pay the same to the relevant Seller.

3.2 The Purchaser and each Seller agree that the Purchase Price shall be calculated in respect of each Transferred Receivable by the Servicer. In respect of the Receivables Transferred during any Reporting Period, the Sellers shall procure that on the Reporting Date immediately preceding the Settlement Date which relates to such Reporting Period, the aggregate Unpaid Balances of all the Receivables Transferred during that period shall be identified in the relevant Servicer Report together with the applicable Discount Percentage and the aggregate Initial Purchase Price for those Transferred Receivables and any Deferred Purchase Price payable on the immediately succeeding Settlement Date.

Payment of the Purchase Price

3.3	(a) The Purchaser shall, provided that an Intramonth Payment Cash Trapping Event has not occurred, subject to Clause 3.3(b), pay to each Seller the Initial Purchase Price with respect to each Receivable and any other Affected Assets Transferred by that Seller under this Agreement on the date on which that Receivable or other Affected Asset is Transferred to the Purchaser.

(b)	The Purchaser and each Seller agree that the payment of the Initial Purchase Price pursuant to Clause 3.3 shall be made:

(i)	subject to Clause 3.4(b) (Payment of Advance Purchase Price) by set-off against Collections and the Purchaser as Beneficiary authorises the Seller to debit the relevant Collection Account, and authorises the Servicer to debit Purchaser Account 1 for this purpose subject to in accordance with the Servicing Agreement; and

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(ii)	to the extent that the Collections are not sufficient for such purpose, by means of a payment by the Purchaser to the relevant Seller into the Seller Account on the Settlement Date immediately following the date on which such Receivable is Transferred to the Purchaser provided that, and to the extent that, such payment can be and is funded by a borrowing under the Receivables Funding Agreement on that date.

(c)	The Initial Purchase Price in respect of a Receivable Transferred pursuant to Clause 2.1(b) (Sale of Assignable Receivables) following the occurrence of an Intramonth Payment Cash Trapping Event (and while such event is continuing) shall be due and payable by the Purchaser to the Seller only on the Settlement Date immediately following the date on which such Receivable is Transferred to the Purchaser.

Payment of Advance Purchase Price

3.4	(a) Each Seller and the Purchaser agree that, until the occurrence of an Intramonth Payment Cash Trapping Event (and while such event is continuing), to the extent that the Collections on any date exceed the amount of the Initial Purchase Price payable hereunder by the Purchaser to the Sellers on such date and set off in accordance with Clause 3.3(b) (Payment of the Purchase Price), an amount equal to such excess Collections shall be paid by way of advance payment made by the Purchaser to each relevant Seller on account of the Initial Purchase Price that will or may become payable hereunder by the Purchaser for Receivables Transferred on the following Purchase Dates of the same Reporting Period (Advance Purchase Price) and the Purchaser may set off each relevant Seller’s obligation to pay the proceeds of the Transaction Trust Property to the Purchaser in accordance with Clause 2.4(a) (Distribution of Transaction Trust Property)or 2.6(b)(i) (Declaration of Trust in respect of the Collection Accounts) against its liability to pay Advance Purchase Price to the Seller. Upon such set-off each relevant Seller is authorised by the Purchaser to withdraw the amount set off from the Collection Accounts for the relevant Seller’s own account.

(b)	Any Advance Purchase Price shall be applied towards the Purchaser’s liability to pay the Initial Purchase Price in respect of Transferred Receivables which subsequently arise in the same Reporting Period on the date on which they are Transferred to the Purchaser prior to the set off of any amount of such Initial Purchase Price against Collections as provided in Clause 3.3(b) (Payment of the Purchase Price).

(c)	Following the occurrence of an Intramonth Payment Cash Trapping Event (and while such event is continuing), no Advance Purchase Price shall be payable by the Purchaser to any of the Sellers.

Deferred Purchase Price

3.5 The Deferred Purchase Price in respect of a Transferred Receivable shall be payable by the Purchaser to the relevant Seller as deferred consideration as follows:

(a)	provided that no Intramonth Payment Cash Trapping Event has occurred, on the Settlement Date immediately following any Reporting Period in respect of which Deferred Purchase Price is calculated to be payable to the extent that the Purchaser has funds available for the purpose in accordance with Clause 4.2 of the Servicing Agreement;

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(b)	to the extent that on any Settlement Date the funds available to the Purchaser after satisfying the Senior Obligations then due and payable are insufficient to pay the entire Purchase Price of each Receivable and any other related Affected Assets pursuant to Clause 3.2(a), the remainder of the Purchase Price owing to that Seller in respect of that Receivable or other Affected Assets shall be deferred and shall be paid on any other Settlement Date to the extent that funds are then available for that purpose pursuant to Clause 4.2 of the Servicing Agreement; provided that the Purchase Price for Receivables and other Affected Assets shall be payable in accordance with the provisions of this Agreement irrespective of the performance of the Transferred Receivables, and in any event not later than one year after the Final Payout Date;

(c)	subject to Clause 3.3(b)(i) (Payment of the Purchase Price) and 3.4(a) (Payment of Advance Purchase Price), the Sellers and the Purchaser acknowledge and agree that the Purchaser will only be obliged to make payment on any date for Receivables Transferred under this Agreement to the extent that there shall be sufficient funds standing to the credit of Purchaser Account 1 and available for such purpose in accordance with the Servicing Agreement and the Security Agreement; and

(d)	with effect from the occurrence of an Intramonth Payment Cash Trapping Event which is continuing the payment of any amounts of Deferred Purchase Price which would otherwise be payable to the Seller in accordance with paragraph (a) above shall be deferred to the date when all amounts outstanding under the Receivables Funding Agreement and any other amounts payable in priority to such Deferred Purchase Price in accordance with Clause 4.2 of the Servicing Agreement or Clause 11 (Application of Proceeds) of the Security Agreement shall have been paid in full.

Reconciliation and set-off on Weekly Settlement Dates and Monthly Settlement Dates

3.6 Each Seller and the Purchaser agree that on each Weekly Settlement Date in respect of a Weekly Reporting Period falling during a Monthly Reporting Period all amounts paid and/or due and payable by the Purchaser to the relevant Seller in respect of Receivables Transferred to the Purchaser during the immediately preceding Weekly Reporting Period will be reconciled with the information provided in the most recent Weekly Servicer Report then available and any amounts of Advance Purchase Price paid by the Purchaser to the relevant Seller during that or any earlier Weekly Reporting Period falling during that Monthly Reporting Period and which have not been applied to the payment of Initial Purchase Price in accordance with Clause 3.4 (Payment of Advance Purchase Price) during that or any earlier Weekly Reporting Period falling during that Monthly Reporting Period (the Negative Balance):

(a)	shall be set off against any amounts of Deferred Purchase Price payable hereunder to the relevant Seller on such Weekly Settlement Date provided that no Intramonth Payment Cash Trapping Event has occurred and is continuing as at such Weekly Settlement Date and provided further that the Servicer Report does not show that the Net Advances exceeded the Total Borrowing Base Before Round-Up on the Calculation Date prior to such Weekly Settlement Date; and

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(b)	to the extent, following such set-off there remains any Negative Balance, provided that (i) no Intramonth Payment Cash Trapping Event has occurred and is continuing as at such Weekly Settlement Date, (ii) the Sellers are in compliance with their obligations under Clause 3.15 of the Servicing Agreement and (iii) the Servicer Report does not show that the Net Advances exceeded the Total Borrowing Base Before Round-Up on the Calculation Date prior to such Weekly Settlement Date, such balance shall be carried forward as Advance Purchase Price for the next Weekly Reporting Period during that Monthly Reporting Period, provided that following the occurrence of an Intramonth Payment Cash Trapping Event (and while such event is continuing), such Negative Balance shall not be set off or carried forward as provided in sub-paragraphs (a) or (b) above, but shall be paid by the Sellers, jointly and severally, to the Purchaser by transfer to Purchaser Account 2 for same day value on the date on which such Intramonth Payment Cash Trapping Event occurs or, if such day is not a Business Day, on the next following Business Day.

3.7 The reconciliation and settlement of the relevant amounts in accordance with Clause 3.6 (Reconciliation and set-off on Weekly Settlement Dates and Monthly Settlement Dates) of the Initial Purchase Price shall constitute the final acceptance of the Initial Purchase Price as calculated and reported by the Servicer.

3.8 Each Seller and the Purchaser agree that on each Monthly Settlement Date all amounts paid and/or due and payable by the Purchaser to the relevant Seller in respect of Receivables Transferred to the Purchaser during the immediately preceding Monthly Reporting Period will be reconciled with the information provided in the most recent Monthly Servicer Report then available and any amounts of Advance Purchase Price paid by the Purchaser to the Sellers during that Monthly Reporting Period and which have not been applied to the payment of Initial Purchase Price or Deferred Purchase Price in accordance with Clause 3.4 (Payment of Advance Purchase Price) or 3.5 (Deferred Purchase Price) during that Monthly Reporting Period (the Final Negative Balance) shall be paid by the Sellers, jointly and severally, to the Purchaser by transfer to Purchaser Account 2 for same day value on that Monthly Settlement Date.

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Amended and restated Receivables Transfer Agreement

Subordination

3.9	(a) The payment and performance of the Subordinated Obligations is subordinated to the Senior Obligations and, except as set out in this Clause 3.9, no Seller shall ask, demand, sue for, take or receive from the Purchaser, by setoff or in any other manner, the whole or any part of any Subordinated Obligations, unless and until the Senior Obligations shall have been fully paid and satisfied (the temporary reduction of outstanding Senior Obligations not being deemed to constitute full payment or satisfaction of the Senior Obligations).

(b)	Notwithstanding Clause 3.9(a), to the extent the Purchaser has funds available on any Business Day which is not a Weekly Settlement Date or Monthly Settlement Date that are not needed to satisfy the Senior Obligations then due and payable, the Purchaser may and will use any available funds to pay the following items (and if the amount is insufficient to pay all those items, pay them in the following order and, where applicable, pro rata within each level) (all such payments, together with any amounts which are permitted to be paid to the Sellers (in any capacity) in accordance with Clause 4.2 of the Servicing Agreement and the Security Agreement, being Permitted Payments):

(i)	first, to the payment of the Initial Purchase Price for new Receivables and other related Affected Assets; and

(ii)	second, to the payment of Advance Purchase Price pursuant to and in accordance with Clause 3.4 (Payment of Advance Purchase Price).

Turnover

3.10	(a) Prior to the date which is two years and one day after the date on which the Senior Obligations are finally paid in full, no Seller shall have any right to sue for or otherwise exercise any remedies with respect to any Permitted Payment, or otherwise take any action against the Purchaser or the Purchaser’s property with respect to any Permitted Payment.

(b)	Should any payment or distribution be received by any Seller upon or with respect to the Subordinated Obligations (other than Permitted Payments) prior to the satisfaction of all of the Senior Obligations, that Seller shall receive and hold the same in trust, as trustee for the benefit of the holders of the Senior Obligations, to the extent required to pay the outstanding Senior Obligations and shall forthwith to that extent deliver the same directly to the Funding Agent (in the form received, except where endorsement or assignment by that Seller is necessary), for application to the Senior Obligations, whether or not then due.

(c)	If at any time any payment (in whole or in part) made with respect to any Senior Obligation is rescinded or must be restored or returned (whether in connection with any Event of Bankruptcy or otherwise), the subordination provisions contained in Clauses 3.9 (Subordination) and 3.10 (Turnover) shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

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Amended and restated Receivables Transfer Agreement

(d)	The subordination provisions contained in Clauses 3.9 (Subordination) and 3.10 (Turnover) shall not be impaired by amendment or modification to the Transaction Documents or any of them or any lack of diligence in the enforcement, collection or protection of, or realisation on, the Senior Obligations or any security created in respect, of the Senior Obligations.

Commitment Fee

3.11 In consideration for entering into the Agreement and undertaking to acquire Receivables, the Sellers agree, jointly and severally, to pay to the Purchaser, if the Lender is Calyon S.A., London Branch, a commitment fee of 0.40 per cent. per annum (the Commitment Fee) calculated by reference to the amount by which the Facility Limit exceeds the Net Advances outstanding as at the first day of the Interest Period in question. The Commitment Fee shall accrue in respect of each Interest Period on the basis of actual days elapsed and a year of 365 days and shall be payable in arrears on the Monthly Settlement Date on which that Interest Period ends.

4. ADMINISTRATION AND COLLECTION

Servicing of Receivables

4.1	(a) The servicing, administration and collection of the Receivables shall be conducted by the Servicer, all on the terms set out in (and subject to any rights to terminate the initial Servicer as servicer pursuant to) the Servicing Agreement.

(b)	Following the occurrence of a Servicer Default or an Event of Default which is continuing, in order to facilitate and/or expedite the servicing, administration and collection of the Receivables, it may be necessary for the Purchaser and each Person designated by the Purchaser pursuant to the Transaction Documents (including the Funding Agent and the Servicer) to act under a power of attorney from the Sellers. Accordingly, each Seller undertakes that it will, on or before the Closing Date, execute and deliver to the Purchaser and the other Persons identified in this Clause 4.1(b) a power of attorney substantially in the form of Schedule 3 (Form of Power of Attorney) (the Power of Attorney). The Purchaser and each other Person appointed under the Power of Attorney may only exercise the powers and discretions referred to in the Power of Attorney following the occurrence of a Servicer Default or an Event of Default which is continuing.

(c)	The Purchaser agrees that it will use reasonable efforts to give, and to procure that any Person designated by it gives, the Sellers and the Parent prior written notice of its exercise of the powers conferred upon it pursuant to the Power of Attorney; provided that the Sellers acknowledge and agree that no failure on the part of the Purchaser or such other Person to give the Sellers and/or the Parent any such notice shall in any way affect the right of the Purchaser or any such other Person to exercise such rights conferred pursuant to the Power of Attorney or give rise to any liability on the part of the Purchaser or such other Person.

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Amended and restated Receivables Transfer Agreement

(d)	Each Seller agrees, for the benefit of the Purchaser and its assigns, that it will cooperate with and assist the Servicer (including any successor Servicer appointed pursuant to the Servicing Agreement) in any reasonable manner the Servicer requests to facilitate the performance of its duties under the Servicing Agreement (and, in the case of a successor Servicer, its transition). Such cooperation shall include:

(i)	the endorsement of any cheque or other instrument representing Collections or other Affected Assets;

(ii)	the execution of any power of attorney or other similar instrument necessary or desirable in connection with the enforcement or servicing of the Receivables and other Affected Assets; and

(iii)	access to, transfer of, and use by, any new Servicer of any records, licenses, hardware or software necessary or desirable to collect the Receivables and otherwise service the Affected Assets,

provided that , with respect to any records, licences, hardware or software arising in respect of contracts of the Sellers with third parties, that access and transfer will be provided only to the extent that provision of the same would not violate the terms of any of those contracts.

(e)	Each Seller irrevocably agrees to, and agrees to cause each of its Subsidiaries to, act as the data-processing agent of any Servicer and, in that capacity, each Seller and each of its Subsidiaries shall conduct the data processing functions of the administration of the Receivables and the Collections on them in substantially the same way that CL conducted those data processing functions for so long as it acted as Servicer.

(f)	Notwithstanding anything in this Agreement to the contrary, each Seller shall ensure that no personal or other information in, or otherwise relating to, any Contract, Receivable or other Affected Asset, any Collection related to that Contract, Receivable or other Affected Asset, or any Record (the Relevant Personal Data) is transmitted or delivered to, or otherwise received by, the Purchaser, the Funding Agent or any other Indemnified Party if that transmission, delivery or receipt would result in the violation by that Person of any legislation or regulation relating to data protection; provided that upon the request of the Funding Agent at any time after an Event of Default has occurred and is continuing, each Seller shall, at its own expense, co-operate, assist and otherwise take all necessary actions as may be required to ensure that all Relevant Personal Data is transferred to the Funding Agent (or such other Person as the Funding Agent may direct) in accordance with all applicable Law, including entering into any further deeds or documents which may be required to comply with any such legislation or regulations relating to data protection.

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Dilution; breach of warranty; Employer Advances

4.2	(a) If a Dilution occurs during a Reporting Period, then the relevant Seller shall, on the Settlement Date following the end of that Reporting Period or, following the occurrence of an Intramonth Payment Cash Trapping Event, on the next Business Day after that Dilution occurs, transfer to the Purchaser, in immediately available funds, the Dilution Amount arising as a result of that Dilution. The Receivables that gave rise to any Dilution shall remain the property of the Purchaser or, where applicable, such Receivables or the proceeds thereof will remain part of the Trust Property.

(b)	If, during a Reporting Period, the Funding Agent determines that any of the representations or warranties of any Seller set out in Clause 5 (Representations and Warranties) was or becomes (whether on or after the date of Transfer of any Receivable to the Purchaser as contemplated under this Agreement) untrue, when made, in relation to any Receivable, that Seller shall, on the Settlement Date following the end of that Reporting Period or, following the occurrence of an Intramonth Payment Cash Trapping Event, on the next Business Day after that representation or warranty was determined to be untrue, transfer to the Purchaser, in immediately available funds, the entire Unpaid Balance of that Receivable (the Warranty Amount).

(c)	Unless an Event of Default or Potential Event of Default shall have occurred and be continuing, no Seller shall be required to pay a Dilution Amount under Clause 4.2(a) or a Warranty Amount under Clause 4.2(b) to the extent that (after giving effect to such Dilution or breach of representation and warranty but before giving effect to such payment) the Total Borrowing Base exceeds the Net Advances; provided that, following the occurrence of a Potential Event of Default, the Dilution Amount or the Warranty Amount shall only be paid in accordance with Clause 4.2(b) if the Potential Event of Default becomes an Event of Default which is continuing.

(d)	To the extent that the Purchaser subsequently receives Collections with respect to any Receivable referred to in Clause 4.2(a) or 4.2(b), the Purchaser shall pay to the relevant Seller an amount equal to the amount so collected, which amount shall be payable in the same manner and priority as the Deferred Purchase Price.

(e)	If an Employer Advance is paid by an Employer, that Employer Advance shall, on receipt by or on behalf of the relevant Seller, be deemed:

(i)	to be proceeds of the Transaction Trust Property; and

(ii)	to represent Collections in respect of Receivables owed by the Employer in question or arising from Guaranteed Sales Price Advances made for the benefit of its Employees,

and shall be treated as such in accordance with the Transaction Documents including, without limitation, Clause 2.4 (Distribution of Transaction Trust Property) of this Agreement and Clauses 3.1(b) (Duties of Servicer) 3.8

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(Transfer of Collections in respect of Billed Receivables or Unbilled Receivables), 3.9 (Transfer of Collections in respect of GSA Receivables) and 3.19 (Records and segregation of Collections of Receivables) of the Servicing Agreement.

Actions evidencing Transfers

4.3	(a) Each Seller agrees that from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action as may be necessary or that the Purchaser or its assignees may reasonably request in order to perfect, protect or more fully evidence the Transfers under this Agreement, or to enable the Purchaser or its assigns to exercise or enforce any of their respective rights with respect to the Affected Assets whether arising under this Agreement or any other Transaction Document or existing at law.

(b)	Without derogating from the Power of Attorney, at any time following the designation of a Servicer other than CL or an Affiliate of CL pursuant to Clause 2.1 (Appointment of Servicer) of the Servicing Agreement or when a Servicer Default is continuing:

(i)	each Seller authorises the Purchaser and the Funding Agent, their assigns and designees (provided that no such action would constitute a breach of any applicable Law) at the Seller’s expense, and the Purchaser or the Funding Agent may require the Seller, at the Seller’s expense, to:

(A)	notify the Obligors in relation to all Assignable Receivables of the Transfer of such Assignable Receivable and its related Affected Assets under this Agreement to the Purchaser and the Purchaser’s interests in, and the security interest of the Funding Agent and the Secured Parties in, such Assignable Receivable and its related Affected Assets; and

(B)	direct the Obligors in relation to any Assignable Receivable (and other related Affected Assets) that payment of all amounts payable under any such Receivable (and other related Affected Assets) are to be made directly to the Purchaser or the Funding Agent or their assigns or designees; and

(ii)	where the Servicer Default is not pursuant to Clause 7.1(e) (Event of Bankruptcy) of the Servicing Agreement, the Purchaser or the Funding Agent shall be entitled to instruct the relevant Seller (and the relevant Seller undertakes to comply with any such instruction), at the Seller’s expense, to direct the Obligors in relation to each Non-Assignable Receivable (and its related Affected Assets), if the Funding Agent determines that such direction would not breach the Contract under which that Receivable arises, that payment of all amounts payable under any such Receivable are to be made to a Purchaser Account specified by the Funding Agent;

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Amended and restated Receivables Transfer Agreement

(iii)	each Seller shall execute any power of attorney or other similar instrument and/or take any other action necessary or desirable (to the extent legally possible) to give effect to that notice and directions, including any action required to be taken so that the obligations or other indebtedness of that Obligor in respect of any Receivables or other Affected Assets may no longer be legally satisfied by payment to that Seller or any of its Affiliates; and

(iv)	each Seller agrees that, upon the request of the Purchaser or the Funding Agent or any assignee of the Purchaser or the Funding Agent, it shall at its own expense:

(A)	assemble all of the Records and shall make the same available to the Purchaser or its assigns at the address set out in Schedule 4 (Sellers’ Information) or at any other place agreed to by the Purchaser, that Seller and the Funding Agent; and

(B)	segregate all cash, cheques and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Purchaser or such assignee and shall, promptly upon receipt, remit all such cash, cheques and instruments, duly endorsed or with duly executed instruments of transfer, to the Purchaser or such assignee.

(c)	The Purchaser agrees that it will use reasonable efforts to deliver, and to procure that its assigns deliver, prior written notice to the Sellers and the Parent of the exercise of the powers conferred pursuant to Clause 4.3(b)(i); provided that the Sellers acknowledge and agree that no failure on the part of the Purchaser or that other Person to deliver any such notice shall in any way affect the right of the Purchaser or any other Person to exercise such rights conferred pursuant to Clause 4.3(b)(ii) or give rise to any liability on the part of the Purchaser or that other Person.

Repurchase under certain circumstances

4.4	(a) If the Purchaser notifies a Seller in writing:

(i)	(after the Transfer but before a Collection in relation to an Affected Asset and to the extent that no Warranty Amount has been paid), that a material breach of any representation or warranty made or deemed made by that Seller pursuant to Clause 5.2(a) (Perfection; good title) or Clause 5.2(b) (Accuracy of information) has occurred and requires that the Seller remedies that breach and the Seller fails to cure that breach within five Business Days of the receipt of that notice, or, in the case of the representations and warranties in Clause 5.2(a) (Perfection; good title), three Business Days of the receipt of that notice; and/or

(ii)	that the Transfer of any Receivable and Affected Assets have not taken effect as a true sale at law or a declaration of trust at law of the Receivable and Affected Assets or, as applicable, the proceeds thereof, as the case may be,

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that Seller shall:

(A)	in relation to its Assignable Receivables, repurchase from the Purchaser those Assignable Receivables and other related Affected Assets specified by the Purchaser in that notice; and

(B)	in relation to its Non-Assignable Receivables, agree to terminate the Trust in relation to those Non-Assignable Receivables or, as applicable, the proceeds thereof and other related Affected Assets specified by the Purchaser in that notice.

(b)	The repurchase or termination price shall be paid by the relevant Seller to the Purchaser, in immediately available funds on the last day of the five Business Days (or three Business Days, if applicable) period referred to in Clause 4.4(a), in an amount equal to the aggregate Unpaid Balance of the relevant Receivables at that time.

(c)	In the event that any court or other Official Body shall determine that the obligations of any Seller pursuant to this Clause 4.4 constitute damages, the Parties acknowledge and agree that:

(i)	determination of the Purchaser’s actual damages in that instance is likely to be difficult;

(ii)	the obligation of the relevant Seller to pay the repurchase or termination price pursuant to Clause 4.4(b) is a reasonable approximation of the actual damages suffered by the Purchaser, undertaken in good faith; and

(iii)	that determination, in fact, will constitute a reasonable approximation of the actual damages suffered by the Purchaser.

Termination or amendment of Relocation Management Agreements

4.5	(a) Notwithstanding anything to the contrary in its Credit and Collection Policy and without prejudice to any other rights to terminate Relocation Management Agreements under the terms of the Transaction Documents, each Seller may:

(i)	subject to Clause 4.5(b) below, terminate any Relocation Management Agreement to which it is party in accordance with the terms thereof if such Seller has delivered to the relevant Obligor a Self Funding Request and consent to Self Funding has not been received by such Seller from such Obligor within the time frame set out in such Self Funding Request; or

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(ii)	subject to Clause 4.5(c) below, amend any Relocation Management Agreement to which it is party on the terms, and with effect from the date, specified in a Self Funding Request if such Self Funding Request has been delivered to the relevant Obligor and consent to Self Funding has been received by such Seller from such Obligor, provided that such Seller gives the Administrative Agent no less than five Business Days’ prior written notice of such termination or amendment. Such notice shall include details of the Relocation Management Agreement to be terminated or amended and the date on which such termination or amendment will occur.

(b)

(i)	Each Seller agrees that it will not terminate any Relocation Management Agreement pursuant to Clause 4.5(a)(i), unless on terms agreed with the Obligor (whether contained in the Relocation Management Agreement or otherwise) that, notwithstanding the termination of such Relocation Management Agreement, all of the relevant Seller’s rights in relation to Residential Properties in respect of which Guaranteed Sales Price Advances have been made by such Seller, but which have not been sold as at the date of the termination of such Relocation Management Agreement and the related GSA Receivables and its other rights under such Relocation Management Agreement shall survive the termination of such Relocation Management Agreement and shall remain in full force and effect; and

(ii)	In respect of each Relocation Management Agreement terminated in accordance with Clause 4.5(a)(i), with the exception of all outstanding Receivables paid as at the date that such Relocation Management Agreement is terminated, the terms on which the Relocation Management Agreement is terminated shall provide that outstanding Receivables shall be paid, by the relevant Obligor to the relevant Seller on the date on which they would otherwise have become due and payable in accordance with the Relocation Management Agreement in the absence of termination (the Outstanding Receivables Amount). The relevant Seller agrees to pay the Outstanding Receivables Amount to Purchaser Account 1 for same day value on the date of receipt of such amount and the Outstanding Receivables Amount shall be deemed to be Collections for all purposes in respect of the Receivables to which they relate including, without limitation, in relation to Clause 3 (Duties of Servicer) of the Receivables Servicing Agreement.

(c)

In respect of each Relocation Management Agreement amended pursuant to Clause 4.5(a)(ii) above where, under the terms agreed with the relevant Obligor in relation to the amendment, such Obligor agrees to pay to the relevant Seller prior to the date on which the GSA Receivables (the Associated GSA Receivables) would otherwise be due an amount equal to the Unpaid Balance of such GSA Receivables (the Self Funding Amount), the relevant

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Seller and the Purchaser hereby agree and acknowledge that such Self Funding Amount is a Receivable, which (or, where applicable, the proceeds of which) the relevant Seller will, as applicable, sell to, or hold on trust for, the Purchaser in accordance with Clause 2.1 (Sale of Assignable Receivables), Clause 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and Clause 2.3 (Declaration of trust in respect of the Proceeds of Receivables). In consideration for the relevant Seller selling, or holding on trust, such Receivable (or, where applicable, its proceeds) and subject to the condition that the Self Funding Amount has first been credited by the Servicer (following receipt from the Obligor) to Purchaser Account 1 for same day value, the Purchaser agrees, upon the Self Funding Amount being credited to Purchaser Account 1 for same day value, to:

(i)	release each Associated GSA Receivable which is a Non-Assignable Receivable and other related Affected Assets (or, as applicable, the proceeds thereof) arising under the relevant Relocation Management Agreement from the Transaction Trust. Upon release from the Transaction Trust, the beneficial interests in such Non-Assignable Receivables and other related Affected Assets (or, as applicable, the proceeds thereof) will vest in the relevant Seller and the Transaction Trust will remain in full force and effect in respect of the remaining Transaction Trust Properties; and

(ii)	transfer to the relevant Seller each Associated GSA Receivable which is an Assignable Receivable and other related Affected Assets arising under the relevant Relocation Management Agreement.

The Self Funding Amount credited to Purchaser Account 1 shall be deemed to be Collections for all purposes in respect of the Receivable to which they relate including, without limitation, in relation to Clause 3 (Duties of Servicer) of the Receivables Servicing Agreement.

(d)	In respect of each Relocation Management Agreement amended pursuant to Clause 4.5(a)(ii) above and where, under the terms agreed with the relevant Obligor in relation to the amendment, such Obligor has not agreed to pay to the relevant Seller prior to the date on which the GSA Receivables would otherwise be due an amount equal to such GSA Receivables then outstanding and other Receivables outstanding as at that date, but the relevant Obligor continues to have payment obligations in respect of the applicable Relocation Management Agreement, including without limitation in respect of GSA Receivables relating to Guaranteed Sales Price Advances made prior to the date of the amendment of such Relocation Management Agreement, the Seller shall continue to collect and account to the Purchaser for the Receivables in all respects in accordance with the terms of the Transaction Documents.

Right of first refusal

4.6	(a) The Purchaser agrees that, in the event that, prior to a Collection in respect of any Receivable, it decides:

(i)	in relation to an Assignable Receivable, to sell that Receivable; and

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(ii)	in relation to a Non-Assignable Receivable, to sell its beneficial interest in the Trust Property so far as it relates to that Receivable,

it will, in each case, first offer the Seller who originally Transferred that Receivable to the Purchaser, the right to repurchase that Receivable or to remove that Receivable or, where applicable, the proceeds thereof from the Trust Property in consideration for the payment of an amount equal to the Unpaid Balance of the relevant Receivable.

(b)	For the avoidance of doubt, the Seller which is offered the right to repurchase any Receivable or to remove that Receivable or, where applicable, the proceeds thereof from the Trust Property, as referred to in Clause 4.6(a), shall be under no obligation to accept that offer.

(c)	Notwithstanding any other provision in any of the Transaction Documents to the contrary, the Purchaser is entitled to sell any of the Receivables to any Seller pursuant to this Clause 4.6.

5. REPRESENTATIONS AND WARRANTIES

Mutual representations and warranties

5.1 Each Seller and the Purchaser represents and warrants to the other that:

Existence and power

(a)	It:

(i)	is a limited company duly organised, validly existing under the laws of its jurisdiction of incorporation;

(ii)	has all corporate power and all licenses, authorisations, consents, approvals and qualifications of and from all Official Bodies and other third parties required to carry on its business in each jurisdiction in which its business is now and proposed to be conducted (except where the failure to have any such licenses, authorisations, consents, approvals and qualifications would not, individually or in the aggregate, have a Material Adverse Effect); and

(iii)	is duly qualified to do business in and is in good standing in every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

Corporate and governmental authorisation; no contravention

(b)	The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party:

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(i)	are within its corporate powers;

(ii)	have been duly authorised by all necessary corporate and required shareholder action (if any);

(iii)	require no action by or in respect of, or filing with, any Official Body or official of such Official Body or any third party (except as contemplated by Clause 6.2(l) (Ownership interest, etc.), all of which have been (or as of the Closing Date will have been) duly made and in full force and effect);

(iv)	do not contravene or constitute a default under its Organic Documents;

(v)	do not contravene or constitute a default under any contractual restriction binding on or affecting it or its property or any default which would have a Material Adverse Effect under:

(A)	any Law applicable to it;

(B)	any order, writ, judgment, award, injunction, decree or other instrument binding on or affecting it or its property; and

(vi)	do not result in the creation or imposition of any Adverse Claim upon or with respect to its property (except as contemplated by the Transaction Documents).

Binding effect

(c)	Each of this Agreement and the other Transaction Documents to which it is a party has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws affecting the rights of creditors generally.

Preference; voidability

(d)	The Purchase Price constitutes reasonably equivalent value for, and is not significantly less, in money or money’s worth, than, the value of the Receivables and other Affected Assets Transferred pursuant to this Agreement and no Transfer of an interest in any Receivable or, where applicable, the proceeds thereof or other Affected Asset under this Agreement constitutes a fraudulent transfer under any Insolvency Law or otherwise or is otherwise void or voidable or subject to subordination under similar Laws or principles or for any other reason. No transfer of a Receivable under this Agreement has been made for or on account of an antecedent debt owed by any Seller to the Purchaser.

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The Sellers’ additional representations and warranties

5.2 Each Seller further represents and warrants to the Purchaser that:

Perfection; good title

(a)	(i)	Immediately preceding each Transfer under this Agreement, it is the owner of all of its Receivables and all of its other Affected Assets to be Transferred by it, free and clear of all Adverse Claims (other than any Adverse Claims arising under this Agreement and/or under the other Transaction Documents), including the interest of any creditor of, or purchaser from, that Seller.

	(ii)	This Agreement constitutes a valid Transfer of its Affected Assets to or for the benefit of the Purchaser and, upon each Transfer, the Purchaser shall, subject to Permitted Exceptions, acquire full legal (or, as the case may be, beneficial), valid and enforceable ownership, free of any other interest, including the interest of any creditor of or purchaser from that Seller, in each of the Receivables or, where applicable, the proceeds thereof and the other Affected Assets that exist on the date of that Transfer, free and clear of any Adverse Claim.

Accuracy of information

(b)	All information furnished by it to the Purchaser, the Funding Agent or any other Secured Party for the purposes of or in connection with this Agreement, any other Transaction Document or any transaction contemplated by this Agreement or by any other Transaction Document is, to the best of its knowledge, true, complete and accurate in every material respect, on the date that information is stated or certified, and none of the information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

Action; suits

(c)	There are no actions, suits, litigation or proceedings pending, or to its actual knowledge threatened, against or affecting it or any of its properties, in or before any Official Body or arbitrator which, if adversely determined, are reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

Principal place of business; chief executive office; location of records

(d)	Its principal place of business and the offices where it keeps all its Records, are located at the address(es) described in Schedule 4 (Sellers’ Information) or such other locations notified to the Purchaser and the Funding Agent in accordance with Clause 6.3(f) (Change of name, etc.).

Eligibility of Receivables

(e)

Each Receivable Transferred by it that is treated as an Eligible Receivable for purposes of the Servicer Report is an Eligible Receivable as of the date of the Servicer Report, and each Receivable which is included in the calculation of

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any Adjusted Eligible Receivables Balance as of the date of the Servicer Report is in fact an Eligible Receivable and not a Defaulted Receivable or a disputed Receivable at that time.

Credit and Collection Policy

(f)	It has at all times, relevant to the transactions contemplated by the Transaction Documents, complied in all material respects with the Credit and Collection Policy.

No Event of Bankruptcy

(g)	No event has occurred and is continuing and no condition exists in respect of any Seller which, to its actual knowledge, constitutes an Event of Bankruptcy.

Transaction Documents in full force and effect

(h)	Each of the Transaction Documents was duly authorised and executed by it and the other Seller Parties and is, immediately before the payment referred to in Clause 2.1 (Conditions Precedent) of the Novation and Amendment Agreement, in full force and effect and has not been amended since the date of its execution with the exception of any amendments which have been disclosed in writing to the Funding Agent.

Environmental Law

(i)	To the best of its knowledge:

(i)	there are no pending or threatened claims, complaints, notices or requests for information received by it with respect to any alleged violation of, or any potential liability under any, Environmental Law in connection with any Residential Property relating to any of its Receivables transferred under this Agreement;

(ii)	it is in material compliance with all permits, certificates, approvals, licences and other authorisations relating to the environmental matter, if any, that are required to be held by it under any Law in connection with any Residential Property in relation to any of its Receivables transferred under this Agreement, other than, in each case, those which, singly or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

Repetition of representations and warranties by the Sellers; notice of breach

5.3	(a) The representations made by the Seller in Clauses 5.1 (Mutual representations and warranties) and 5.2 (The Sellers’ additional representations and warranties) shall be given on the Closing Date, the date of each Advance and (if different) each Settlement Date, except in respect of Clause 5.2(g) (No Event of Bankruptcy) which shall be given on a monthly basis and Clause 5.2(e) (Eligibility of Receivables) which shall be given on a weekly or monthly basis, as applicable.

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(b)	Upon discovery by any Seller of a breach of any of the representations and warranties, that Seller shall give prompt written notice to the Purchaser and the Funding Agent within five Business Days of that discovery.

6. COVENANTS

Mutual covenants

6.1 At all times prior to the Final Payout Date, each Seller and the Purchaser shall:

Legal matters

(a)	Comply with all Laws to which it or its respective properties may be subject, and preserve and maintain its licenses, rights, franchises, qualifications and privileges, except to the extent that any such failure to so comply or preserve or maintain the same would not, individually or in the aggregate, have a Material Adverse Effect.

Reporting requirements

(b)	In the case of each Seller, promptly provide any reports or other information as reasonably requested by the other Parties or the Funding Agent relating to the transactions contemplated by the Transaction Documents. All such statements, information and reports shall be true, complete and accurate in all material respects.

Information for Servicer Report

(c)	Promptly deliver any information, documents, records or reports with respect to the Receivables Transferred by it under this Agreement which:

(i)	the Servicer shall be required to complete in respect of a Servicer Report pursuant to Clause 3.3 (Reports) of the Servicing Agreement; or

(ii)	the Parent shall be required to deliver under the Parent Undertaking Agreement.

Positive covenants of the Sellers

6.2	At all times prior to the Final Payout Date:

Conduct of business; ownership

(a)	Each Seller shall:

(i)	carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise (including any substantial line of business) as it is presently conducted; and

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(ii)	do all things necessary to remain duly incorporated and validly existing in its jurisdiction of organisation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted;

provided that nothing in this Clause 6.2(a) shall prohibit any Seller from entering into any Permitted Reorganisation from time to time.

Inspection of records

(b)	The Sellers shall at any time and from time to time, but not more frequently than once a year prior to the occurrence of an Intramonth Payment Cash Trapping Event, during regular business hours, upon not less than ten Business Days prior written notice by the Purchaser or the Funding Agent, permit the Purchaser or the Funding Agent or any of their agents or representatives, at the expense of the Sellers:

(i)	to examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Receivables or other Affected Assets, including any related Contract; and

(ii)	to visit their offices and properties for the purpose of examining such materials described in Clause 6.2(b)(ii), and to discuss matters relating to the Affected Assets or their performance under this Agreement, under the Contracts, if any, and under the other Transaction Documents to which any of them is a party with any of their officers, directors, relevant employees (in consultation with the Parent) or independent public accountants having knowledge of such matters. Subject to Clause 9.9 (Consent to disclosure), such agents and representatives shall be bound to treat any information received pursuant to this Clause 6.2(b) as confidential.

Keeping of records and books of account

(c)	Each Seller shall:

(i)	establish and maintain necessary procedures for determining, no less frequently than each date on which a Servicer Report is required to be delivered pursuant to Clause 3.3 (Reports) of the Servicing Agreement, whether each of its Receivables qualifies as an Eligible Receivable, and for identifying on that date all of its Receivables which are not Eligible Receivables Transferred to the Purchaser during the immediately preceding Reporting Period; and

(ii)	provide to the Servicer in a timely manner information that shows whether, and to what extent, its Receivables described in a Servicer Report are Eligible Receivables.

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(d)	Each Seller shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing its Receivables in the event of the destruction of the originals of such records), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of the Receivables originated by it (including records adequate to permit the identification of each new Receivable originated by it and all Collections of and adjustments to each existing Receivable originated by it).

(e)	Each Seller shall give the Purchaser and the Funding Agent prompt notice of any material change in its administrative and operating procedures referred to in the previous sentence.

(f)	Each Seller represents and warrants to the Purchaser that it has taken all actions and made all changes necessary to its computer systems to ensure that the Sellers and/or the Servicer are able to (i) identify in each Billed Receivable invoice the portion of that invoice which relates to interest charges accrued in respect of Guaranteed Sale Price Advances and (ii) identify, and do identify, as belonging to the Purchaser all Receivables and the proceeds thereof which are Transferred to the Purchaser with effect from the date on which they are Transferred.

Performance and compliance with Receivables and Credit and Collection Policy

(g)	Each Seller shall:

(i)	at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under its Receivables or any Contract related to those Receivables; and

(ii)	timely comply with its Credit and Collection Policy in all material respects.

Sale of Residential Properties and Payment of Sale Proceeds

(h)	(i)	The relevant Seller shall use all reasonable endeavours to sell each Residential Property within a maximum period equal to:

(A)	prior to the occurrence of an Intramonth Payment Cash Trapping Event, 730 calendar days; and

(B)	with effect from the occurrence of an Intramonth Payment Cash Trapping Event, 2.5 times the most recently calculated Average Time in Inventory commencing on the date on which it pays the purchase price to the Employee under the Home Purchase Contract.

The parties agree that damages will not be an adequate remedy in respect of any failure by the Seller to comply with this obligation.

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(ii)	The relevant Seller may, in respect of the GSA Receivables, direct the solicitors acting on the sale of each Residential Property pursuant to a Home Sale Contract, to remit an amount equal to the amount by which the Sale Proceeds exceed the amounts paid to the relevant employee and/or employer in connection with the purchase of the Property, directly to the relevant employee and/or employer as provided in the relevant Relocation Management Agreement and Home Purchase Contract and shall direct those solicitors to remit the balance of the Sale Proceeds not remitted to the employee or the employer to Purchaser Account 1 or any other Purchaser Account specified in writing by the Funding Agent. If the amount which should be paid to the relevant employee and/or employer is instead paid to any other person, the relevant Seller shall immediately pay an amount equal to that amount to Purchaser Account 1.

Payment of the Transfer Amount

(i)	The Sellers jointly and severally agree to pay to the Purchaser the Transfer Amount (as defined in Clause 3.14 of the Servicing Agreement) if and when required to do so in accordance with Clause 3.15 of the Servicing Agreement.

Payment of Collections

(j)	Each of the Sellers agrees to direct each Obligor to make payment in respect of the Billed Receivables directly to the Collection Accounts.

Change in accountants or accounting policies

(k)	The Sellers shall promptly notify the Purchaser and the Funding Agent of any change in their accountants or accounting policy, as such policy relates to any Receivable or any other Affected Asset or to any transaction contemplated by this Agreement, if that change would have a Material Adverse Effect.

Ownership interest, etc.

(l)	Each Seller shall, at its expense, take (or cause to be taken) all action necessary or in the opinion of the Funding Agent desirable to:

(i)	establish and maintain:

(A)	(1) in the case of its Assignable Receivables and related other Affected Assets, full legal, valid and enforceable ownership in such Assignable Receivables and other Affected Assets, and (2) in the case of its Non-Assignable Receivables and related other Affected Assets, absolute valid and enforceable beneficial ownership of each of such Non-Assignable Receivables or, where applicable, the proceeds thereof and other Affected Assets, in each case, in favour of the Purchaser; and

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(B)	a valid and enforceable first priority perfected security interest ranking ahead of any other security interest and the interest of any other creditor of or purchaser from that Seller in the property referred to in sub-paragraph (A) in favour of the Funding Agent for the benefit of the Secured Parties, in each case free and clear of any Adverse Claim (other than Permitted Exceptions), including promptly executing and delivering all instruments and taking any other such actions to perfect, protect or more fully evidence the interests of the Funding Agent, as the Funding Agent may reasonably request; and

(ii)	perfect and protect the Transfer of its Receivables or, where applicable, the proceeds thereof and the other Affected Assets Transferred pursuant to this Agreement or to enable the Purchaser and/or the Funding Agent to exercise or enforce any of its rights under this Agreement.

Environmental Law

(m)	Each Seller shall use commercially reasonable efforts to promptly cure and have dismissed with prejudice to the satisfaction of the Purchaser and the Funding Agent any actions and proceedings relating to compliance with Environmental Law relating to any Residential Property.

Collection Accounts

(n)	The Sellers shall, by no later than 15 January 2008, establish a Collection Account with Barclays Bank Plc to which Obligors will be directed to make all payments in respect of all Assignable Receivables and Non-Assignable Receivables.

Operational Account

(o)	The Sellers shall, by no later than 15 January 2008, procure that the Operational Account is established.

Interpretation of Stage 2 Structure and other changes

(p)	Each Seller agrees to negotiate in good faith with the Purchaser to agree (i) the amendments required to the structure of the transaction and the Transaction Documents to enable counsel for the Funding Agent to deliver to the Funding Agent a true sale opinion (or equivalent in respect of the Non-Assignable Receivables) acceptable to the Funding Agent for the purpose of obtaining an AA rating from Standard & Poor’s and an Aa rating from Moody’s in connection with the transfer of all or part of the Net Advances to a Conduit Assignee by and, (ii) to implement the Stage 2A Structure or the Stage 2B Structure following the Stage 2 Election, as envisaged by the Term Sheet.

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Negative covenants of the Sellers

6.3 At all times from the date of this Agreement to the Final Payout Date:

No sales, liens, etc.

(a)	Without prejudice to the intention of the Parties that the transactions contemplated in this Agreement be true sales at law and/or declarations of trust at law of the Affected Assets, as the case may be, by the Sellers to, or in favour of, the Purchaser, except as otherwise provided in this Agreement and in the other Transaction Documents, no Seller shall:

(i)	sell, assign (by operation of Law or otherwise) or otherwise dispose of, or create or suffer to exist any charge or other Adverse Claim upon (or the filing of any charge or other security interest over) or with respect to any of its Affected Assets, including any Adverse Claim arising from an Adverse Claim on the proceeds of inventory or goods, other than Permitted Exceptions; or

(ii)	assign any right to receive income in respect of that Adverse Claim.

No extension or amendment of Receivables

(b)	No Seller shall:

(i)	extend, amend or otherwise modify the terms of any of its Receivables or other Affected Assets Transferred under this Agreement; or

(ii)	amend, modify or waive any term or condition of any Contract related to any of its Receivables,

other than, in each case, in accordance with its Credit and Collection Policy and provided that such extension, amendment, modification or waiver would not reasonably be expected to have a Material Adverse Effect.

No change in business or Credit and Collection Policy

(c)	No Seller shall make any change in the general nature of its business (including those relating to the invoicing of Receivables) if such change would reasonably be expected to have a Material Adverse Effect.

No mergers, etc.

(d)	No Seller shall consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to any other Person, other than pursuant to a Permitted Reorganisation.

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Deposits to Purchaser Accounts

(e)	No Seller shall deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Purchaser Account cash or cash proceeds other than Collections.

Change of name, etc.

(f)	No Seller shall change its name, identity or structure (including a merger) or any other change which could impair in any material respect any Transaction Document or filing or registration made in connection therewith unless at least 30 days prior to the effective date of any such change the relevant Seller delivers to the Purchaser and the Funding Agent a description in reasonable detail of such change and such documents, instruments or agreements, executed by that Seller as are necessary to continue the perfection of the Purchaser’s and the Funding Agent’s ownership interests, security interests or other interests in the Affected Assets.

(g)	Each Seller shall give at least 30 days’ prior written notice to the Purchaser and the Funding Agent of any change in the location of its principal place of business or the offices where it keeps all of its Records.

No impairment of security

(h)	No Seller shall take any action or permit any action to occur or suffer any circumstance to exist which would result in any security or security interest granted, or charge or security agreement or document entered into or registered or filed, in connection with this Agreement or any other Transaction Document becoming impaired or unenforceable in any material respect.

Home Deeds

(i)	No Seller shall register any Home Deed with respect to any Residential Property except at the direction of the Purchaser or its assignees or as permitted under Clause 4.3 (Actions evidencing purchases) or by Clause 3.10 (Enforcement rights after Servicer Default or designation of new Servicer) of the Servicing Agreement.

Termination of Relocation Agreements

(j)	No Seller shall terminate any Relocation Agreement, Home Purchase Contract or Home Sale Contract to which it is a party except in accordance with the Credit and Collection Policy.

Closure or transfer of any Collection Account

(k)	No Seller shall close or transfer any Collection Account to another bank or banks without the prior written consent of the Funding Agent, such consent not to be unreasonably withheld.

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Collection Account not to become overdrawn

(l)	No Seller shall permit any overdraft facility to be maintained in respect of its Collection Account at any time or permit its Collection Account to become overdrawn.

7. TERM AND TERMINATION

Term

7.1	(a) This Agreement shall commence as of the Closing Date and shall continue in full force and effect until the Transfer Termination Date.

(b)	The occurrence of the Transfer Termination Date shall not discharge any Person from any obligations incurred prior to the Transfer Termination Date, including any obligations to make any payments with respect to the interest of the Purchaser in any Receivable Transferred prior to the Transfer Termination Date.

(c)	The rights and remedies of the Purchaser with respect to any representation and warranty made or deemed to be made by the Sellers pursuant to this Agreement, the indemnification and payment provisions of Clause 8 (Indemnification) and the agreements set out in Clauses 2.11 (No recourse), 2.12 (No assumption of obligations), 9.9 (Consent to disclosure), 9.11 (No Bankruptcy petition) and 9.14 (Contracts (Rights of Third Parties) Act 1999) shall, in each case, survive any termination of this Agreement.

(d)	The Parties may, prior to the end of the date referred to in Paragraph (a) of the definition of Termination Date, agree to extend that date.

(e)	the Sellers or the Purchaser may terminate this Agreement by giving to the other Parties and the Funding Agent not less than sixty days prior written notice of their or its intention to terminate this Agreement. This Agreement may not be terminated other on a Monthly Settlement Date.

Effect of Transfer Termination Date

7.2	(a) Following the occurrence of the Transfer Termination Date pursuant to Clause 7.1 (Term), no Seller shall Transfer, and the Purchaser shall not accept the Transfer of, any Receivables. No termination or rejection or failure to assume the executory obligations of this Agreement in any Event of Default with respect to any Seller or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including pre-termination breaches of representations and warranties by that Seller or the Purchaser.

(b)	Without limiting the foregoing, prior to the Transfer Termination Date, the failure of any Seller to deliver computer records of any of its Receivables or any reports regarding any of its Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the Parties pursuant to Clause 4 (Administration and Collection) or Clause 8.1 (Indemnities by the Sellers) render an executed sale executory.

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8. INDEMNIFICATION

Indemnities by the Sellers

8.1	(a) Without limiting any other rights which the Indemnified Parties may have under this Agreement or under the Transaction Documents or under applicable Law, each Seller agrees to indemnify on demand the Purchaser and its successors, transferees and assigns and all officers, directors, shareholders, controlling persons, employees, counsel and other agents of any of the foregoing (collectively, the Indemnified Parties) from and against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys’ fees (which such attorneys may be employees of any Indemnified Party) and disbursements arising out of or as a result of this Agreement, the other Transaction Documents, or any of the transactions contemplated by this Agreement or by any other Transaction Document including any damages, losses, claims, liabilities, costs and expenses awarded against or incurred by any of them in any action or proceeding between any Seller and any of the Indemnified Parties or between any of the Indemnified Parties and any third party (all of the foregoing being collectively referred to as the Indemnified Amounts), excluding:

(i)	Indemnified Amounts to the extent resulting from negligence or wilful misconduct on the part of that Indemnified Party; or

(ii)	recourse (except as otherwise specifically provided in this Agreement or the other Transaction Documents) for losses directly resulting from the failure of the Obligors to make payment in respect of Receivables in circumstances where the relevant Seller is not in breach of the Contract or its obligations under the Transaction Documents.

(b)	Without limiting the generality of the foregoing (but subject to Clauses 8.1(a)(i) and 8.1(a)(ii)), each Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)	any representation or warranty made by that Seller or any officers of that Seller in respect of the Seller or the Affected Assets under or in connection with this Agreement, any of the other Transaction Documents or any other information or report delivered by that Seller pursuant to this Agreement, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)	the failure by any Seller to comply with any applicable Law with respect to its Receivables or any related Contract, or the nonconformity of its Receivables or any related Contract with any applicable Law;

(iii)	the failure for any reason:

(A)	to vest and maintain (or cause to be vested and maintained) in the Purchaser, in respect of its Assignable Receivables and other related Affected Assets, a valid and enforceable perfected ownership in those Receivables, and in respect of its Non-Assignable Receivables and other related Affected Assets, a valid and enforceable declaration of trust over the beneficial ownership in those Receivables or, where applicable, the proceeds thereof; or

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(B)	to vest and maintain in the Funding Agent, on behalf of the Secured Parties, a valid and enforceable perfected security interest ranking ahead of any other security interest and the interest of any other creditor of or purchaser from the Sellers, in all of its Receivables or, where applicable, the proceeds thereof and other Affected Assets, in each case, free and clear of any Adverse Claim (other than Permitted Exceptions and Adverse Claims arising under this Agreement or under the other Transaction Documents);

(iv)	the creation of any Adverse Claim (other than Permitted Exceptions) in favour of any Person with respect to any of its Receivables or any of its other Affected Assets;

(v)	the occurrence of any Event of Default or Intramonth Payment Cash Trapping Event which is continuing relating to any Seller;

(vi)	any dispute, claim, set-off or defence (other than discharge in insolvency) of any Obligor to the payment of any of its Receivables (including a defence based on the assertion that the Receivable or any related Contract is not the legal, valid and binding obligation of that Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to that Receivable or the furnishing or failure to furnish those services, or from any breach or alleged breach of any provision of its Receivables or any related Contracts restricting assignment of any of its Receivables;

(vii)	any product liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with services relating to or which are the subject of any of its Receivables;

(viii)	any lawsuit, order, consent decree, judgment, claim or other action of whatever sort relating to, or otherwise in connection with, any environmental, health, safety or Hazardous Material law, rule, regulation, ordinance, code, policy or rule of common law now or in the future in effect;

(ix)	the failure by any Seller to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under its Receivables or any related Contracts;

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Amended and restated Receivables Transfer Agreement

(x)	except as disclosed in a letter from Cartus Limited to the Funding Agent dated the Closing Date, the failure of any Seller to pay when due any Taxes (other than Excluded Taxes) payable in connection with any of its Receivables, save to the extent that any failure to do so would not, individually or in the aggregate, have a Material Adverse Effect;

(xi)	any repayment by any Indemnified Party of any amount previously distributed in reduction of Net Advances which that Indemnified Party believes in good faith is required to be made;

(xii)	at any time when CL or any Affiliate of CL is the Servicer or Subservicer, the commingling by any Seller of Collections of its Receivables at any time with other funds;

(xiii)	any investigation, litigation or proceeding related to this Agreement or any of the other Transaction Documents;

(xiv)	any inability to obtain any judgment in or utilise the court or other adjudication system of, any state or country in which an Obligor may be located as a result of the failure of the relevant Seller to qualify to do business or file any notice of business activity report or any similar report;

(xv)	except for recourse (other than as specifically provided in the Transaction Documents) for uncollectible Receivables, any attempt by any Person to void, rescind or set-aside any Transfer by any Seller to the Purchaser of any of its Receivables or other Affected Assets under statutory provisions or common law or equitable action, including any provision of any Insolvency Law;

(xvi)	any action taken by any Seller or the Servicer in the enforcement or collection of any Receivable;

(xvii)	any and all amounts paid or payable by the Purchaser pursuant to Clause 7 (Indemnification; Expenses; related matters) of the Receivables Funding Agreement; or

(xviii)	the termination of this Agreement prior to the date referred to in Paragraph (a) of the definition of Termination Date and other than on a Settlement Date.

(c)

In respect of any Indemnified Amounts (apart from those excluded under Clause 8.1(a) above) payable to any Indemnified Party who is not a party to this Agreement in accordance with the indemnity set out in this Clause 8.1, each Seller acknowledges and agrees that the Purchaser shall have the right to enforce the indemnity set out in this Clause 8.1 on behalf of any such Indemnified Party in respect of any Indemnified Amounts (apart from those

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Amended and restated Receivables Transfer Agreement

excluded under Clause 8.1(a) above) payable to such Indemnified Party, notwithstanding that no Indemnified Amounts are payable to the Purchaser itself. The Purchaser agrees that it will pay to the relevant Indemnified Party all Indemnified Amounts (apart from those excluded under Clause 8.1(a) above) due to such Indemnified Party that it receives or recovers from each Seller pursuant to the indemnity set out in this Clause 8.1.

Taxes

8.2	(a) All payments and distributions made by any Seller to the Purchaser or any other Person (including any Conduit Assignee) (each a recipient), whether pursuant to this Agreement or to any other Transaction Document (collectively the covered payments), shall be made free and clear of, and without deduction for, any present or future income, excise, stamp taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient or any Conduit Assignee (such items being called Taxes), but excluding taxes imposed on or measured by the recipient’s net income or gross receipts (Excluded Taxes), except to the extent required by applicable Law or practice.

(b)	In the event that any withholding or deduction from any covered payment is required in respect of any Taxes, then the relevant Seller shall:

(i)	withhold or deduct the required amount from such payment;

(ii)	pay (or procure the payment of) directly to the relevant authority the full amount required to be so withheld or deducted;

(iii)	promptly forward to the recipient an official receipt or other documentation satisfactory to such recipient evidencing such payment to such authority; and

(iv)	except in the case of Excluded Taxes, pay (or procure the payment of) to the recipient such additional amount or amounts as is necessary to ensure that the net amount actually received by the recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

(c)	If any Taxes (other than Excluded Taxes) are directly asserted against any recipient with respect to any payment or income earned or received by such recipient under this Agreement or under any other Transaction Document, the Sellers will, to the extent not otherwise paid under any other provision of this Agreement or any other Transaction Document, promptly pay such additional amounts (including any penalties, interest or expenses) as shall be necessary in order that the net amounts received and retained by the recipient after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such recipient would have received had such Taxes not been asserted.

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(d)	If any Seller fails to pay (or procure the payment of) any Taxes when due to the appropriate taxing authority or fails to remit to the recipient the required receipts or other required documentary evidence, in each case, in accordance with Clause 8.2(b), the Sellers shall indemnify the recipient for any incremental Taxes, interest, or penalties that may become payable by any recipient as a result of any such failure.

(e)	In the event that:

(i)	any Seller pays an additional amount or amounts pursuant to Clause 8.2(b)(iv) (an additional tax payment); and

(ii)	the recipient of that payment reasonably determines (in its sole, good faith opinion) that, as a result of such additional tax payment or the relevant deduction or withholding, it is effectively entitled to obtain and retain a refund of any Taxes or a Tax credit in respect of Taxes which reduces the tax liability of such recipient (tax savings), then

(iii)	that recipient shall, to the extent it can do so without prejudice to the amount of any other deduction, credit or relief, following effective receipt of such tax savings reimburse to that Seller such amount as that recipient shall reasonably determine (in its sole, good faith opinion) to be the proportion of the tax savings as will leave that recipient (after that reimbursement) in no better or worse position than it would have been in had the payment by that Seller in respect of which the foregoing additional tax payment was made not been subject to any withholding or deduction on account of Taxes.

(f)	If any Seller shall have received from any recipient any amount described in Clause 8.2(e) and it is subsequently determined that that recipient was not entitled to obtain or retain the amount of the tax savings claimed, then that Seller shall repay that amount to that recipient. Each recipient shall have sole discretion to arrange its affairs (including its tax affairs) without regard to this Clause 8.2 and no recipient shall be obligated to seek any refund or to disclose any information regarding its affairs (including its tax affairs) or computations to the Sellers.

9. MISCELLANEOUS PROVISIONS

Waivers; amendments

9.1	(a) No failure or delay on the part of any Party in exercising any power, right or remedy under this Agreement shall operate as a waiver of that power, right or remedy, nor shall any single or partial exercise of that power, right or remedy preclude any other further exercise of that right or remedy or the exercise of any other power, right or remedy. The rights and remedies in this Agreement shall be cumulative and nonexclusive of any rights or remedies provided by law.

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Amended and restated Receivables Transfer Agreement

(b)	Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Purchaser and the Sellers and consented to in writing by the Funding Agent.

Notices

9.2 All communications and notices provided for under this Agreement shall be provided in the manner described in Clause 1.6 (Notices; Payment Information) of the Schedule of Definitions.

Governing law

9.3	(a) This Agreement shall be governed by, and construed in accordance with, English law.

(b)	Each of the Sellers and the Purchaser agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Agreement, any other Transaction Document or the transactions contemplated by this Agreement or by any other Transaction Document and, for such purposes, irrevocably submits to the non-exclusive jurisdiction of such courts.

(c)	The submission to the jurisdiction of the courts referred to in Clause 9.3(b) shall not (and shall not be construed so as to) limit the right of the Purchaser to take proceedings against any Seller or any of its property in any other court of competent jurisdiction nor shall the taking of proceedings in any other jurisdiction preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

(d)	Each Seller consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement, any other Transaction Document or the transactions contemplated by this Agreement or by any other Transaction Document, to the giving of any relief or the issue of any process in connection with such action or proceeding including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Entire agreement

9.4 This Agreement contains the final and complete integration of all prior expressions by the Parties with respect to the subject matter of this Agreement and shall constitute the entire Agreement among the Parties with respect to the subject matter of this Agreement superseding all prior oral or written understandings.

Severability, etc.

9.5	(a) Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

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Amended and restated Receivables Transfer Agreement

(b)	If a court of competent jurisdiction determines that any term or provision of this Agreement as written is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall reduce the scope, duration, or area of the term or provision, delete specific words or phrases, or replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the court’s judgment may be appealed.

Counterparts; facsimile delivery

9.6 This Agreement may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery by facsimile of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart of the Agreement.

Binding effect; assignment

9.7	(a) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns and shall also inure to the benefit of the parties to the Receivables Funding Agreement and the other Transaction Documents and their respective successors and assigns.

(b)	No Seller may assign its rights or obligations under this Agreement without the prior written consent of the Purchaser and the Funding Agent. Each Seller acknowledges that the Purchaser’s rights under this Agreement may be assigned to the Funding Agent, on behalf of the Secured Parties, under the Security Agreement and consents to such assignments and to the exercise of those rights directly by the Funding Agent to the extent permitted by the Security Agreement.

Costs, expenses and Taxes

9.8 In addition to its obligations under Clause 8.1 (Indemnities by the Seller), each Seller agrees to pay on demand:

(a)	all costs and expenses incurred by the Purchaser and its assigns in connection with the enforcement of, or any actual or claimed breach of, this Agreement, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing; and

(b)	all stamp and other similar documentary or registration Taxes and fees (including interest, late payment fees and penalties in relation to those Taxes)

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Amended and restated Receivables Transfer Agreement

paid, payable or determined to be payable in connection with the execution, delivery, performance (including the sale of Receivables under this Agreement), filing and recording of this Agreement, any other Transaction Document to which any Seller is a party or any other instrument, document or agreement filed or delivered in connection with such document.

Consent to disclosure

9.9 Each Seller consents to the disclosure of any non-public information with respect to it received by the Purchaser, the Funding Agent, the Lender or the Arranger to any other lender or potential lender, the Funding Agent, any Rating Agency, any dealer or placement agent of or depositary for any securities issued by or other Indebtedness incurred by the Lender, the Arranger or any of such Person’s counsel or accountants; provided that that disclosure is necessary for the purpose of funding the transactions contemplated by this Agreement or any other Transaction Document.

Confidentiality agreement

9.10 Subject to Clause 9.9 (Consent to disclosure), each Party agrees that it will not disclose the contents of this Agreement or any other Transaction Document or any other proprietary or confidential information disclosed to it by, any other Party to the Transaction Documents to any other Person except:

(a)	its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognised statistical rating organisation; provided that such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information;

(b)	an alternative commercial source of financing in connection with a potential refinancing of the Advances;

(c)	as otherwise required by applicable Law or order of a court of competent jurisdiction; or

(d)	if the Parent, acting reasonably, determines that the Parent, any Seller or the Purchaser is required by, or pursuant to, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended to disclose any of the same.

No bankruptcy petition

9.11 Each Seller covenants and agrees that:

(a)	prior to the date which is two years and one day after the Final Payout Date, it will not institute against, or join any other person in instituting against, the Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy; and

(b)	prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Lender, it will not institute against, or join any other Person in instituting against, the Lender any proceeding of a type referred to in the definition of Event of Bankruptcy.

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Amended and restated Receivables Transfer Agreement

No proceedings; limited recourse

9.12 All amounts payable by the Purchaser to the Sellers pursuant to this Agreement shall be payable solely from funds available for that purpose pursuant to Clause 3.1 (Purchase Price).

Further assurances

9.13 The Purchaser and the Sellers agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement.

Contracts (Rights of Third Parties) Act (1999)

9.14 No Person who is not a Party has any right under the Contracts (Rights of Third Parties) Act (1999) to enforce any term of this Agreement; but this does not affect any right or remedy of that Person which exists or is available apart from that Act.

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Amended and restated Receivables Transfer Agreement

EXECUTION:

The Parties have shown their acceptance of the terms of this Agreement by executing it as a deed at the end of the Schedules.

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Amended and restated Receivables Transfer Agreement

EXECUTION of the Transfer of Receivables Agreement and Trust Deed:

The Purchaser

SIGNED by SFM Directors Limited acting	)
by , a duly authorised	)
director and by	)
SFM Directors (No. 2))
Limited acting by , a	)
duly authorised director, duly authorised	)
for and on behalf of UK RELOCATION	)
RECEIVABLES FUNDING LIMITED	)

The Sellers

SIGNED by , Director,	)
and Director/Secretary	)
duly authorised for and on behalf of	)
CARTUS LIMITED	)

SIGNED by , Director,	)
and Director/Secretary	)
duly authorised for and on behalf of	)
CARTUS SERVICES	)
LIMITED	)

SIGNED by , Director,	)
and Director/Secretary	)
duly authorised for and on behalf of	)
CARTUS FUNDING LIMITED	)

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